UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the
 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2015

LINGERIE FIGHTING CHAMPIONSHIPS, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-148005	20-8009362
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6955 North Durango Drive, Suite 1115-129, Las Vegas, NV 89149
(Address of Principal Executive Offices)

Registrant's telephone number, including area code:	702-527-2942
Copy to: Mark Crone CKR Law LLP 1330 Avenue of the Americas, Fl. 35 New York, New York 10019 Phone: Fax: E-mail: mcrone@ckrlaw.com
Cala Energy Corp. 777 South Post Oak Lane One Riverway Suite 1700, PMB #1554 Houston, TX 77056
(Former Name or Former Address, if Changed Since Last Report)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS	3
EXPLANATORY NOTE	4
Item 1.01. Entry into a Material Definitive Agreement	6
Item 2.01. Completion of Acquisition or Disposition of Assets	6
The Share Exchange and Related Transactions	6
Description of Business	9
Description of Properties	15
Risk Factors	16
Management's Discussion and Analysis of Financial Condition and Results of Operations	26
Security Ownership of Certain Beneficial Owners and Management	30
Directors, Executive Officers, Promoters and Control Persons	32
Executive Compensation	35
Summary Compensation Table	35
Certain Relationships and Related Transactions	36
Market Price of and Dividends on Common Equity and Related Stockholder Matters	37
Description of Securities	38
Legal Proceedings	39
Indemnification of Directors and Officers	39
Item 3.02. Unregistered Sales of Equity Securities	40
Item 5.01. Changes in Control of Registrant.	41
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.	41
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year	41
Item 5.06. Change in Shell Company Status.	42
Item 8.01. Other Events	42
Item 9.01. Financial Statements and Exhibits.	43

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
This Current Report (the "Report") contains forward-looking statements, including, without limitation, in the sections captioned "Description of Business," "Risk Factors," and "Management's Discussion and Analysis of Financial Condition and Plan of Operations," and elsewhere.  Any and all statements contained in this Report that are not statements of historical fact may be deemed forward-looking statements.  Terms such as "may," "might," "would," "should," "could," "project," "estimate," "pro-forma," "predict," "potential," "strategy," "anticipate," "attempt," "develop," "plan," "help," "believe," "continue," "intend," "expect," "future," and terms of similar import (including the negative of any of the foregoing) may be intended to identify forward-looking statements.  However, not all forward-looking statements may contain one or more of these identifying terms.  Forward-looking statements in this Report may include, without limitation, statements regarding (i) the plans and objectives of management for future operations, (ii) a projection of income (including income/loss), earnings (including earnings/loss) per share, capital expenditures, dividends, capital structure or other financial items, (iii) our future financial performance, including any such statement contained in a discussion and analysis of financial condition by management or in the results of operations included pursuant to the rules and regulations of the Securities and Exchange Commission ("SEC"), (iv) our ability to remain current with our SEC reporting obligations and (iv) the assumptions underlying or relating to any statement described in points (i), (ii) or (iii) above.
The forward-looking statements are not meant to predict or guarantee actual results, performance, events or circumstances and may not be realized because they are based upon our current projections, plans, objectives, beliefs, expectations, estimates and assumptions and are subject to a number of risks and uncertainties and other influences, many of which we have no control over.  Actual results and the timing of certain events and circumstances may differ materially from those described by the forward-looking statements as a result of these risks and uncertainties.  Factors that may influence or contribute to the accuracy of the forward-looking statements or cause actual results to differ materially from expected or desired results may include, without limitation, our ability to obtain adequate financing, cash flows and resulting liquidity, our ability to expand our business, government regulations, lack of diversification, increased competition, results of any arbitration and litigation, stock volatility and illiquidity, and our ability to implement our business plans or strategies.  A description of some of the risks and uncertainties that could cause our actual results to differ materially from those described by the forward-looking statements in this Report appears in the section captioned "Risk Factors" and elsewhere in this Report.
Readers are cautioned not to place undue reliance on forward-looking statements because of the risks and uncertainties related to them and to the risk factors.  We disclaim any obligation to update the forward-looking statements contained in this Report to reflect any new information or future events or circumstances or otherwise.
Readers should read this Report in conjunction with the discussion under the caption "Risk Factors," our financial statements and the related notes thereto in this Report, and other documents which we may file from time to time with the SEC.

EXPLANATORY NOTE
The Current Report on Form 8-K (this "Report") is being filed by Lingerie Fighting Championships, Inc., f/k/a Cala Energy Corp. ("we", "us" or the "Company") to disclose, primarily, (i) our acquisition of a private operating company, the Lingerie Fighting Championships, Inc., ("LFC") a corporation organized under the laws of Nevada on July 21, 2014 (the "LFC Acquisition"), effective as of March 31, 2015 (ii) the simultaneous $200,000 private financing of the Company, (iii) the related name change of the Company from Cala Energy Corp., to Lingerie Fighting Championships, Inc., effective as of April 1, 2015 and (iv) other events. As a result of the LFC Acquisition we are no longer considered a "shell company", as described under Rule 12b-2 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The LFC Acquisition has also resulted in a change of control of the Company and the appointment of new members to our board of directors, as described herein.
We were incorporated in Nevada on November 29, 2006 under the name Sparking Events, Inc., and on September 16, 2013 our corporate name was changed to Cala Energy Corp., (formally, Xodtec LED, Inc.) under which we were engaged in the business of offering services, such as enhanced oil recovery and material supplies, to gas and oil fields predominantly located in Southeast Asia. We were not successful in our efforts and discontinued this line of business.  Since that time, and prior to the Share Exchange (defined below) we have been a "shell company" (as such term is defined in Rule 12b-2 of the Exchange Act.
On March 31, 2015, we consummated a share exchange transaction, pursuant to the "Share Exchange Agreement" (the "Exchange Agreement"), with LFC, as a result of which all 11,500,000 shares of common stock, par value $0.0001 per share, of LFC ("LFC Common Stock"), along with the additional 5,250,000 shares issuable upon conversion of the LFC's 5% Convertible Notes, were exchanged and converted for 16,750,000 shares of our Common Stock.  As a result of the Exchange Agreement, LFC became our wholly owned subsidiary and the previous shareholders and 5% note holders of LFC (collectively, the "LFC Shareholders") currently own approximately 85.14% of the 19,674,697 shares of our Common Stock outstanding after the Exchange and private financing transaction.  See Item 2.01, "The LFC Acquisition", below.
In accordance with "reverse acquisition" accounting treatment, our historical financial statements as of period ends, and for periods ended, prior to the LFC Acquisition will be replaced with the historical consolidated financial statements of LFC prior to the LFC Acquisition in all future filings with the SEC.
On March 31, 2015, simultaneously with the closing of the LFC Acquisition, we closed a private placement offering (the "PPO") of 2,500,000 shares of our Common Stock, at a purchase price of $0.08 per share or aggregate gross proceeding of $200,000 (the "PPO Shares"), representing 12.71% of our outstanding Common Stock. An aggregate of 19,674,697 shares of our Common Stock were outstanding immediately after the LFC Acquisition and PPO Shares referred to above.  Upon the closing of the PPO financing, $36,000 of the $200,000 gross proceeds raised pursuant to the sale of PPO Shares were used to repay and discharge our obligations under the Senior Notes.  See Item 8.01. Additional information concerning the PPO and PPO Shares is provided below in Item 2.01, "LFC Acquisition" and "Description of Securities," and Item 3.02, "Unregistered Sales of Equity Securities", below.
Effective as of April 1, 2015, we changed our name to "Lingerie Fighting Championships, Inc." a name which more accurately represents our new business. We effected the name change by virtue of a short form merger, pursuant to which LFC (our wholly owned subsidiary after the LFC Acquisition) has been merged with and into the Company, with the Company remaining as the surviving parent corporation. In connection with the name change, we submitted to FINRA a voluntary request for the change of our OTC trading symbol.  We will announce our new trading symbol once it is approved by FINRA.  Our Common Stock will temporarily remain listed for quotation under the current symbol "OILL" until the new symbol is assigned by FINRA.  See Item 5.03, "Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year" below.

As used in this Report, unless otherwise stated or the context requires otherwise, the terms the "Company," the "Registrant," "we," "us," and "our" refer to the parent  company, after giving effect to the LFC Acquisition and the term "LFC" refers to Lingerie Fighting Championships, Inc. and its business prior to the LFC acquisition and the business of the Company thereafter.
This Report is being filed in connection with a series of transactions consummated by the Company and certain related events and actions taken by the Company.  This Report contains summaries of the material terms of various agreements and transactions entered into in connection with the LFC Acquisition, the PPO financing and name change, and related appointment of a new director and officer.  In addition, the Company is no longer a shell and provides this Report in satisfaction of its reporting requirements related thereto.  The summaries of these agreements are subject to, and are qualified in their entirety by, reference to these agreements, relating thereto, which are filed as exhibits hereto and incorporated herein by reference.
This Report responds to the following Items in Form 8-K:
Item 1.01.	Entry into a Material Definitive Agreement
Item 2.01.	Completion of Acquisition or Disposition of Assets
Item 3.02.	Unregistered Sales of Equity Securities
Item 5.01.	Changes in Control of Registrant
Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 5.06.	Change in Shell Company Status
Item 8.01.	Other Events
Item 9.01.	Financial Statements and Exhibits
As a result of the LFC Acquisition, we have ceased to be a shell company.  The information contained in this Report, together with the information contained in our Annual Report on Form 10-K for the fiscal year ended February 28, 2014, and our subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, as filed with the SEC, constitute the current "Form 10 information" necessary to satisfy the conditions contained in Rule 144(i)(2) under the Securities Act of 1933, as amended (the "Securities Act").

Item 1.01                          Entry into a Material Definitive Agreement
In connection with the LFC Acquisition, we entered into the Exchange Agreement with LFC and its shareholders as of March 31, 2015, appointed a new director and executive officer, and ceased to be a shell company as of such date.
In addition, as of March 31, 2015, we completed the PPO financing whereby we entered into a Securities Purchase Agreement and Escrow Agreement with certain investors whereby we issued 2,500,000 shares for $200,000 of consideration.
Finally, we entered into a Plan and Agreement of Merger on April 1, 2015 with our newly acquired LFC subsidiary, pursuant to which we merged LFC into ourselves with us as the surviving company and changed our name to that of LFC to reflect our new business.
This information, and any agreements relating to the foregoing actions, is set forth in Item 2.01, Item 3.01, Item 3.02, and Item 5.03 below which information and exhibits are incorporated herein by reference.
Item 2.01                          Completion of Acquisition or Disposition of Assets

THE SHARE EXCHANGE AND RELATED TRANSACTIONS
The LFC Acquisition
On March 31, 2015 (the "Closing Date"), the Company, LFC, and the shareholders and the holders of Convertible Notes of LFC (each, a "LFC Shareholder" and together the "LFC Shareholders") entered into a share exchange agreement (the "Exchange Agreement"). Pursuant to the terms of the Exchange Agreement, we exchanged 16,750,000 shares of our Common Stock for (i) 11,500,000 shares of LFC Common Stock, and (ii) the Convertible Notes of LFC which were automatically convertible upon a merger into 5,250,000 shares of LFC Common Stock, as a result of which LFC has become a wholly-owned subsidiary of the Company, and we became an operating Company.
LFC is a media company focused on the development, production, promotion and distribution of original entertainment which we plan to make commercially available predominantly through live entertainment events, as well as through digital home video, broadcast television networks, video-on-demand and digital media channels. As a result, we have ceased to be a shell company.  Effective as of April 1, 2015, we changed our name to "Lingerie Fighting Championships, Inc.," (by virtue of the short form merger with our new LFC subsidiary) to reflect our new business focus.
At the closing of the LFC Acquisition, pursuant to the Exchange Agreement:
•	All shares of LFC Common Stock (including shares of LFC Common Stock issuable upon conversion of certain LFC Convertible Notes) issued and outstanding immediately prior to the closing of the LFC Acquisition were exchanged on a one-for-one basis into an aggregate of 16,750,000 shares of our Common Stock or approximately 85.14% of our outstanding Common Stock;
•	The investors in our PPO financing upon the closing of the LFC Acquisition acquired an aggregate of 2,500,000 shares of our Common Stock or approximately 12.7% of our outstanding Common Stock for gross offering proceeds of $200,000;
•	The 424,697 shares of our Common Stock issued and outstanding immediately prior to the LFC Acquisition and PPO financing, now only reflect approximately 2.16% of our outstanding Common Stock as a result of the said transactions;

As of the effective date of the LFC Acquisition, the LFC Shareholders (which, for the avoidance of doubt includes the holders of Convertible Notes) received 85.14% of the outstanding shares of our Common Stock, pursuant to which each such LFC Shareholder was entitled his or her pro-rata portion thereof.  The remaining 14.87% of such shares are held as follows; (i) the shareholders of the Company immediately prior to the closing of the LFC Acquisition retained approximately 2.16% of the outstanding shares of our Common Stock, pursuant to which each such Company shareholder was entitled to his or her pro-rata portion thereof and (ii) the five investors in the PPO financing received 12.71% of the outstanding shares of Common Stock.
The issuance of shares of our Common Stock to LFC Shareholders in connection with the LFC Acquisition has not been registered under the Securities Act, in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act, which exempts transactions by an issuer not involving any public offering.  These securities may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirement, and are subject to further contractual restrictions on transfer as described below. See "Lock-up Agreements and Other Restrictions", below.
The Exchange Agreement contains customary representations and warranties, pre- and post-closing covenants of each party and customary closing conditions.
The form of the Exchange Agreement, including all exhibits and annexes, is filed as an exhibit to this Report.  All descriptions of the Exchange Agreement herein are qualified in their entirety by reference to the text thereof filed as an exhibit hereto, which is incorporated herein by reference.
The Equity Financing
Concurrently with the closing of the LFC Acquisition, we consummated the closing of a private placement offering (the "PPO") for the sale of 2,500,000 shares of Common Stock, at an offering price of $0.08 per share, to certain accredited investors and non-U.S. Persons pursuant to the terms and conditions of a Securities Purchase Agreement and Escrow Agreement between us and the subscribers to the PPO.  The closing of the LFC Acquisition was a condition precedent to the closing of the PPO. The PPO offering was fully subscribed for by five investors with $36,000 of the proceeds allocated towards the repayment of our indebtedness.
The issuance of shares of our Common Stock in connection with the PPO was not registered under the Securities Act, in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act, which exempts transactions by an issuer not involving any public offering, and Regulation D promulgated by the SEC under that section.  These securities may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirement, and are subject to further contractual restrictions on transfer as described below.
The forms of the Securities Purchase Agreement and Escrow Agreement are each filed as exhibits to this Report. All descriptions of the Securities Purchase Agreement herein are qualified in their entirety by reference to the text thereof filed as exhibits hereto, which are incorporated herein by reference.
Departure and Appointment of Directors and Officers
Our board of directors of the Company (the "Board") immediately prior to the LFC Acquisition consisted of (1) member, Terry Butler, who was also our chief executive officer, chief financial officer and a director of the Company since July 2012 ("Butler").
Upon closing of the LFC Acquisition, Butler remained as director and Chief Financial Officer and was appointed by the Board to serve as the Secretary and Treasuer of the Company, and Shaun Donnelly, the principal officer and founder of LFC, was elected by the Board to serve as a director, Chief Executive Officer and President of the Company.  See "Management – Directors and Executive Officers" below for information about our new directors and executive officers.

Lock-up Agreements and Other Restrictions
Certain LFC Shareholders, namely, Mohammed Ismail ("Ismail"), Stephen J. Ureczky ("Ureczky"), as well as Michelle C. Blanchard ("Blanchard" and, together with Ismail and Ureczky, the "Restricted Holders") were parties to certain lock-up agreements with LFC, pursuant to which  the Restricted Holders are prohibited (except in certain limited circumstances) from certain sales, short selling or dispositions of our Common Stock (the "Lock-Up Agreements") in accordance with the following (collectively, the "Lock-Up"):
(i)	Blanchard and Ureczky, holding an aggregate of 750,000 shares of our Common Stock each, are each restricted until the earlier to occur of: (i) July 29, 2017 or (ii) eighteen months from the date that Blanchard is no longer employed or acting as a consultant to the Company;
(ii)	Ismail, holding an aggregate of 650,000 shares of our Common Stock, is restricted for eighteen months following the Closing Date of the LFC Acquisition; and
A portion of the shares issued to the Restricted Holders and subject to the Lock-Up are redeemable by the Company at $0.00010 per share in such event that the Restricted Holders are no longer employed by or acting as a consultant to the Company and, wishes to transfer shares of Common Stock prior to the date set forth in the Lock-Up Agreements.

The provisions of the Lock-Up Agreements are filed as an exhibit to this Report, as the above Restricted Holders have agreed to be bound thereby with respect to shares of Common Stock received by them in the LFC Acquisition.  All descriptions of the Lock-Up Agreements herein are qualified in their entirety by reference to the text thereof filed as an exhibit hereto and incorporated herein by reference herein.
Pro Forma Ownership
Immediately after giving effect to the closing of the LFC Acquisition and the PPO financing, there were 19,674,697 shares of Common Stock issued and outstanding, held as follows:
•	the LFC Shareholders (inclusive of holders of 5% Convertible Notes) prior to the LFC Acquisition were issued 16,750,000 shares of our Common Stock or approximately 85.13% of our outstanding Common Stock;
•	the subscribers to the PPO financing hold 2,500,000 shares of our Common Stock or approximately 12.7% of our outstanding Common Stock ; and for cash proceeds of $200,000. Upon the closing of the PPO financing, $36,000 of the $200,000 gross proceeds raised pursuant to the sale of PPO Shares were used to repay and discharge our obligations under the Senior Notes (See Item 8.01),
•	The Company's pre-existing shareholders, existing prior to the LFC Acquisition, continue to hold 424,697 shares of our Common Stock which now only constitutes approximately 2.16% of our outstanding Common Stock.
No other securities convertible into or exercisable or exchangeable for our Common Stock (including options or warrants) are outstanding.
Listing; Stock Symbol
Our Common Stock is quoted on the OTC Markets under the symbol "OILL" (OILL:OTCQB).  In connection with the short form merger changing of our name to "Lingerie Fighting Championships, Inc.", on April 1, 2015, we submitted to FINRA a voluntary request for the change of our OTC trading symbol.  We will announce our new trading symbol once it is approved by FINRA.  Our Common Stock will temporarily remain listed for quotation under the current symbol "OILL" until the new symbol is assigned by FINRA.

Accounting Treatment; Change of Control
The LFC Acquisition is being accounted for as a "reverse acquisition," and LFC is deemed to be the acquirer for accounting purposes.  Consequently, the assets and liabilities and the historical operations that will be reflected in the financial statements prior to the LFC Acquisition will be those of LFC and will be recorded at the historical cost basis of LFC, and the consolidated financial statements after completion of the LFC Acquisition will include the assets and liabilities of LFC, historical operations of LFC, and operations of LFC from the Closing Date of the LFC Acquisition.  As a result of the issuance of the shares of our Common Stock pursuant to the LFC Acquisition, a change in control of the Company occurred as of the date of consummation of the LFC Acquisition.  Except as described in this Current Report, no arrangements or understandings exist among present or former controlling stockholders with respect to the election of members of our Board and, to our knowledge, no other arrangements exist that might result in a change of control of the Company.
The parties have taken all actions necessary to ensure that the LFC Acquisition is treated as a tax-free exchange under Section 351 of the Internal Revenue Code of 1986, as amended.
We continue to be a "smaller reporting company," as defined under the Exchange Act, following the LFC Acquisition.  We believe that, as a result of the LFC Acquisition, we have ceased to be a "shell company" (as such term is defined in Rule 12b-2 under the Exchange Act).
DESCRIPTION OF BUSINESS
As a result of the LFC Acquisition, we are seeking to develop our business (through our wholly owned subsidiary) of organizing, promoting,  producing, commercializing and distributing original entertainment events and programming to be made commercially available through live events, broadcast television, video-on-demand and digital media.
History
As described above, we were incorporated in Nevada on November 29, 2006 under the name Sparking Events, Inc., and on September 16, 2013 our corporate name was changed to Cala Energy Corp., (formally, Xodtec LED, Inc.) under which we were engaged in the business of offering services, such as enhanced oil recovery and material supplies, to gas and oil fields predominantly located in Southeast Asia. We were not successful in our efforts and discontinued this line of business.  Since that time we have been a "shell company" (as such term is defined in Rule 12b-2 under the Exchange Act).  As a result of the LFC Acquisition, we acquired the business of LFC and have ceased to be a shell company.
LFC, our wholly owned subsidiary upon the closing of LFC Acquisition, was incorporated in the State of Nevada on July 21, 2014. Immediately after the LFC Acquisition, we elected to effectuate a short form merger between us and our newly acquired LFC subsidiary, which resulted in the merger of LFC into us with us as the remaining surviving company and the change of our name "Lingerie Fighting Championships, Inc.
On April 1, 2015, we merged with our new LFC subsidiary, resulting in the amendment of our Articles of Incorporation so as to change our name to "Lingerie Fighting Championships, Inc.," a name which reflects our new business operations. As a result of name change by virtue of a short form merger, LFC ceased to exist with the Company continuing as the surviving corporation.  In connection with the name change, we submitted to FINRA a voluntary request for the change of our OTC trading symbol.  We will announce our new trading symbol once it is approved by FINRA.  Our Common Stock will temporarily remain listed for quotation under the current symbol "OILL" until the new symbol is assigned by FINRA. See Item 5.03, "Amendments to Articles of Incorporation or Bylaws", below.

Pre-merger, Calahas authorized 410,000,000 shares of capital stock, consisting of (i) 400,000,000 shares of Common Stock, and (ii) 10,000,000 shares designated as preferred stock containing such rights, privileges and designations as our Board of directors may, from time to time, determine. As of the date of this report on Form 8-K, an aggregate of 19,674,697 shares of our Common Stock and no shares of preferred stock are issued and outstanding.

After the LFC Acquisition, our mailing address is now located at 6955 North Durango Drive, Suite 1115-129, Las Vegas, NV 89149.

Our Business

Our LFC business and brand is focused on building and establishing a sports entertainment league that utilizes wrestling and mixed martial arts ("MMA") fighting techniques together with fictional character personas, parodies of public figures and professional sporting leagues and fictional storylines for purposes of providing entertainment. We seek to promote and market our brand, our programming, our events and our products.
Our mission is to establish the popularity of our LFC league and brand based on the future success of our athletes, fictional character personas and other entertainment value.  Our uniqueness is derived from our predominantly all female league structure, where a vast array of beautiful, attractive and unique women engage in a provocatively scripted version of wrestling and MMA fighting techniques against one another for purposes of delivering high quality entertainment to mature audiences.
Our management believes that the LFC league and our unique approach in applying a predominantly all female league structure to wrestling and mixed martial arts gives us a substantial competitive advantage to build the popularity of the LFC league in general.
Parody, Satire and Drama
Our entertainment also involves the development of original fictional characters or settings that both directly and indirectly references other athletes, professional figures, sports entertainment leagues, athletic events and/or celebrity personas through parody and/or satire or drama with the intent to highlight and create irreverent, funny or dramatic characters and situations that mock, what we believe to be, an over-promoted pop phenomena prevalent in today's media and sports entertainment leagues.
Our Events
Our operations seek to be organized around the development, promotion and distribution of our live events and televised entertainment programming. We also seek to develop branding and merchandising avenues for revenues.
Live Events
We seek to produce and market our first live entertainment event in Las Vegas, NV, and intend expand our entertainment events into other cities and states. Our live events will capture scripted and choreographed live action fight sequences, as well as pre-fight and post-fight reports, to be recorded and edited by our in-house production team and serve as the live action fictional content for our video and television programming. It is intended that these live events will be promoted through a variety of media outlets, including television, radio, print, the Internet and local grass roots marketing efforts.

To date, we have conducted one live entertainment event and continue to promote the LFC brand through our various YouTube® channels, advertising videos and other related promotional materials.
We expect to launch our first full regular season of the LFC sporting events in May of 2015, which will most likely take place in Nevada, but no assurance can be made that the event will take place or that we will find financing or an appropriate venue.  We will continue to work on obtaining contracts with both our current and prospective entertainers.
Video Programming
We are an independent producer of video programming for digital home video and intend to develop such video programming for broadcast television, cable television, pay-per-view and video-on-demand markets. We produce scripted style fights featuring attractive and athletic females of the LFC league clothed in lingerie. Our featured episodes, called the Lingerie Fighting Championships, will include live action content stylized and modeled in the format of a reality television series.
Each episode will be 120 minutes in length and features variable lengths of choreographed fight sequences, fighter vignettes and behind the scenes footage, pre-fight and post-fight commentary, as well as entertaining fictional storylines that combine drama, parody and satire.
Television Programming; Pay-Per View Programming
We will produce and own our television programming and video library and believe that pay-per-view and video-on-demand television distribution presents opportunities to generate revenue for our business.  In an effort to build our LFC brand, we plan to distribute our live event programming through pay-per-view and video-on-demand television outlets in the future.
Home Video
We expect to pursue opportunities in the home video market by licensing, on a distribution fee and/or royalty basis our growing video library to third parties to develop, produce, manufacture, and sell DVDs for the home video market.  We hope to develop a video library with proprietary material from our live events, television broadcasts, special events and behind the scenes content of live events. To date, we have developed and produced an LFC DVD entitled "Lingerie Fighting Championships: Lace vs Leather" which is currently being sold on the LFC official website (www.lingeriefc.com) as well as Amazon.com.
It is intended that we will continue to produce develop our video programming to be sold in DVD volume installments in retail stores and on-line via such e-commerce platforms such as the LFC official site (www.lingeriefc.com) and other third party retailers including, but not limited to, Amazon® and iTunes®. We are currently in discussion with various other retailers specializing in home video distribution. All references herein to Amazon®, iTunes®, YouTube® or Facebook® are to websites operated by such entities and we do not have any rights, affiliation or license with them other than the presence of our media or products on such media platforms as set forth herein.
Online Programming
We utilize the Internet to communicate with our fans and market and distribute our various programming. Through our network of websites and social media, our fans and customers can obtain the latest news and information on the LFC, purchase our live event tickets, home video programming, and purchase our branded merchandise. Our main site is www.lingeriefc.com. We will promote www.lingeriefc.com at our live events and on our televised programming.

The Company utilizes a Facebook page that has accrued a modest fan base of followers (https://www.facebook.com/lfcfighting).  We also have two (2) YouTube® channels with a small, growing fan base. We will seek to hire administrative employees to administer and build our social media presence.
Branded Merchandise
Licensing and Direct Sales.
We believe that licensing of LFC names, logos and copyrighted works on a variety of retail products presents a further opportunity to generate revenues.  As our brand grows, we expect to pursue greater opportunities to expand our licensing efforts through a more comprehensive licensing program.
Competition
Competition for Viewers.  The entertainment market in which we operate has a limited fan base and is highly competitive. We must compete for the time and attention of viewers with more established content programming and entertainment value. We compete on the basis of a number of factors, including quality of experience, relevance, accessibility, perceptions of ad load, brand awareness and reputation.
List of Competitors. Our events, we anticipate, caters to a niche audience. Our audience, we anticipate, will consist primarily of a mature audience with an appreciation of MMA and contact sports and professional wrestling. We compete with athletic events as well as mature audience entertainment. While we do pride our business model on having an athletic appeal, we do not deem ourselves as a conventional full contact sport, and our events are designed as scripted fictional entertainment. For additional details on risks related to competition for listeners, please refer to the section entitled "Risk Factors."
Our competitors include among others:
•	Sports Entertainment Providers. We compete on a national basis primarily with World Wrestling Entertainment, Inc., and its subsidiaries (collectively, the "WWE") and Zuffa, LLC, the American sports promotion company specializing in mixed martial arts and parent company of the Ultimate Fighting Championship league (collectively, the "UFC"). We will have to compete with WWE and the UFC in many aspects of our business, including viewership, application of mixed martial arts, access to arenas, the sale and licensing of branded merchandise and distribution channels for our televised programs. We also directly compete to find, hire and retain talented performers. WWE and UFC has substantially greater financial resources than we do, and already has an established fan base and following, and are affiliated with television cable networks on which WWE's and UFC's programs are aired. Other sources of competition in our sports entertainment market are regional promoters of wrestling events.
•	Television Network Scheduling. Conventional sports channels may not accept us or may limit us to less popular time slots. Because we are not a conventional sports league, and due to the mature target audience for our events, mainstream sporting channels may not accept us or may limit our events to mid-day, late night or "half time" type channel slots, as opposed to prime-time televised scheduling.
•	Other Forms of Media. We compete for the time and attention of our listeners with providers of other forms of in-home and mobile entertainment. We rely on having a modest but growing YouTube® following. To the extent existing or potential viewers choose to watch cable television, stream video from on-demand services such as Netflix, Hulu, VEVO or YouTube or play interactive video games on their home-entertainment system, computer or mobile phone rather than view our LFC programming or attend our live events, these content services pose a competitive threat.

Government Regulation
Live Events. In various states in the United States and some foreign jurisdictions, athletic commissions and other applicable regulatory agencies require fighting leagues to obtain licenses for promoters, medical clearances and/or other permits or licenses for performers and/or permits for events in order for us to promote and conduct live events. Since we are scripted and not a full contact competitive sport, we are not subject to such regulation. If rules change or if our business structure changes or if we are perceived as being an athletic full contact sport, we could become subject to such regulation.  In the event that we fail to comply with the regulations of a particular jurisdiction, we may be prohibited from promoting and conducting our live events in that jurisdiction. The inability to present our live events over an extended period of time or in a number of jurisdictions could lead to a decline in the various revenue streams generated from our live events, which could adversely affect our operating results.
Television Programming. The production of television programming by independent producers is not directly regulated by the federal or state governments, but the marketplace for television programming in the United States and internationally is substantially affected by government regulations applicable to, as well as social and political influences on, television stations, television networks and cable and satellite television systems and channels. We voluntarily designate the suitability of each of our television shows using standard industry ratings. Changes in governmental policy and private-sector perceptions could further restrict our program content and adversely affect our levels of viewership and operating results.
Online Programming. The Company intends to conduct business on the internet and will be subject to a number of foreign and domestic laws and regulations relating to consumer protection, information security, data protection and privacy, among other things. Many of these laws and regulations are still evolving and could be interpreted in ways that could harm our business. In the area of information security and data protection, the laws in several states require companies to implement specific information security controls to protect certain types of information. Likewise, all but a few states have laws in place requiring companies to notify users if there is a security breach that compromises certain categories of their information. Any failure on our part to comply with these laws may subject us to significant liabilities.
Intellectual Property
Trademarks and Copyrights. We believe that intellectual property and merchandising will be material to our business and we will expend cost and effort in an attempt to develop and protect our intellectual property and to maintain compliance vis-à-vis other parties' intellectual property. A principal focus of our efforts is to protect the intellectual property relating to our originally created characters portrayed by our performers, which encompasses images, likenesses, names and other identifying indicia of these characters. We have registered the domain name www.lingeriefc.com as our website. We currently do not have any registered trademarks. We may, however, seek to register or assert common law rights with respect to the names, terms, slogans, titles and event names we have been using to date.
We anticipate some revenues from branding merchandise, apparel, and particularly lingerie and swimwear using both our and other licensed brands. To accomplish this, we will have to rely on a combination of intellectual property rights, including trade secrets, copyrights, trademarks, contractual restrictions, technological measures and other methods. Further, we seek to enforce our intellectual property rights by, among other things, searching the internet to ascertain unauthorized use of our intellectual property, seizing goods that feature unauthorized use of our intellectual property and seeking restraining orders and/or damages in court against individuals or entities infringing our intellectual property rights. Our failure to curtail piracy, infringement or other unauthorized use of our intellectual property rights effectively, or our infringement of others' intellectual property rights, could adversely affect our operating results. We may be the subject of trademark and copyright infringements suits from other companies that seek to protect their names or marks on the basis of similarity or dilution, and no assurance can be made that we will be able to defend such actions.

Employees
Management.
Mr. Shaun Donnelly, a veteran television and film producer, is the original creator of the LFC event and created, promoted and operated the first LFC event prior to founding LFC. Mr. Donnelly has created television shows for such networks as Starz, AMI, PlayboyTV, UKTV and YouToo. Mr. Donnelly writes, produces and edits each episode of LFC and directs the fight performances and character post- fight and pre-fight interviews.
LFC Cast.
Karmen Moon. Ms. Moon is a resident of Boston Massachusetts and current Playboy model and host to several TV shows. She has also generated a substantial on-line following.
Serina "Honey Punch" Kyle: Ms. Kyle is one of the most popular LFC fighters. Her LFC fictional character personifies a sweet and angelic personality with a tough fighting presence.
Michelle "the Scrapper" Blanchard. Ms. Michelle Blanchard is a member of the Lingerie Football League's Los Angeles Outlaws franchise and is the world's first two-sport lingerie athlete. She co-hosts several cable MMA shows. Ms. Michelle Blanchard is one of the LFC founders.
Chloe Cameron: Ms. Cameron is a bikini model who personifies an all-American blonde beauty.
Joel Kane. Mr. Kane personifies and embodies a character that teaches, instructs and coaches the other LFC members.
Tara "the Guillotine" Gaddy. Ms. Tara Gabby is the smallest member of the LFC, occupying a size of 5'1 feet tall. Her LFC fictional character personifies a sassy and tough personality.
Suzanne "Hawaiian Punch" Nakata. Ms. Suzanne Nakata is an accomplished fighter with real Muay-thai and Jujitsu training. She works as a model at the WET Ultra Pool in Las Vegas.
Jenevieve "the Sorceress" Serpentine.  Ms. Jenevieve Serpentine is a woman of many talents. She is a snake charmer, a psychic and a belly dancer. In the LFC she is a villain and is billed as a practitioner of the dark MMA arts.
Samiha "the Goddess" Glam.  Ms. Samiha Glam is one of the most inspirational members of the LFC. Her weight transformation has been worked into the LFC storyline and has already garnered media attention.
MaiNe "Main Event" Morgan.  Ms. MaiNe Morgan is a former go-go dancer who Ms. Roni Taylor recruited when she saw her dancing in a casino. As a rising star in the LFC, Ms. MaiNe Morgan has proved to be athletic but injury prone.
Feather "the Hammer" Hadden. Ms. Feather Hammer is the undefeated champion of the LFC and a competitive bodybuilder.

Convertible Promissory Notes.
On February 2, 2015, LFC consummated the closing of a private placement offering for the sale of four separate 5% convertible promissory notes, totaling gross proceeds in the amount of $5,250.00 (collectively, the "Convertible Notes" and individually, a "Convertible Note") to certain accredited investors and non-U.S. Persons pursuant to the terms and conditions of the Convertible Notes as between the Company and the purchasers of the Notes. The Convertible Notes were subject to an automatic conversion event, pursuant to which upon the event of a merger, acquisition, share exchange or similar combination as between the Company and a publicly reporting and trading corporation 100% of the principal indebtedness of the Convertible Notes would be converted into 5,250,00 shares of LFC Common Stock.
Pursuant to the terms of the LFC Acquisition, the LFC Convertible Notes were assumed and simultaneously exchanged for an aggregate of 5,250,000 shares of our Common Stock upon the Closing Date and the said LFC Convertible Notes were cancelled.
Upon the date of the LFC Acquisition (constituting a share exchange) and as a result of the terms of the Automatic Note Conversion under the Convertible Notes, the effect of the LFC Acquisition triggered an Automatic Note Conversion of 100% of the principal indebtedness held by each holder of the Convertible Notes and subsequently converted the Convertible Notes into an aggregate of 5,250,000 shares of LFC Common Stock to be distributed pro-rata among the holders of the Convertible Notes prior to the Automatic Note Conversion.
Senior Notes.
On December 24, 2014, we issued three separate and identical 10% senior promissory notes, each issued for the principal amount of $12,000, totaling gross proceeds of $36,000.00 (each, a "Senior Note") to certain accredited investors and non-U.S. Persons pursuant to a private placement offering.
The Senior Notes provided that the maturity date was to occur on the earlier of (i) twelve (12) months from the date of issuance or (ii) upon any debt, equity or derivative financing with gross proceeds to the Company of $200,000 or greater (the "Maturity Date").
Upon the closing of the PPO, we sold 2,500,000 PPO Shares at an offering price of $0.08 per share, resulting in gross proceeds to the Company of $200,000 and repaid and discharged our obligations under the Senior Notes.
DESCRIPTION OF PROPERTIES
The Company does not have a principal offices, but maintains a mailing address at 6955 North Durango, Suite 1115-129, Las Vegas, NV 89149.

RISK FACTORS
AN INVESTMENT IN OUR SECURITIES IS HIGHLY SPECULATIVE AND INVOLVES A HIGH DEGREE OF RISK.  WE FACE A VARIETY OF RISKS THAT MAY AFFECT OUR OPERATIONS OR FINANCIAL RESULTS AND MANY OF THOSE RISKS ARE DRIVEN BY FACTORS THAT WE CANNOT CONTROL OR PREDICT.  BEFORE INVESTING IN THE SECURITIES YOU SHOULD CAREFULLY CONSIDER THE FOLLOWING RISKS, TOGETHER WITH THE FINANCIAL AND OTHER INFORMATION CONTAINED IN THIS REPORT.  IF ANY OF THE FOLLOWING RISKS ACTUALLY OCCURS, OUR BUSINESS, PROSPECTS, FINANCIAL CONDITION AND RESULTS OF OPERATIONS COULD BE MATERIALLY ADVERSELY AFFECTED.  IN THAT CASE, THE TRADING PRICE OF OUR COMMON STOCK WOULD LIKELY DECLINE AND YOU MAY LOSE ALL OR A PART OF YOUR INVESTMENT.  ONLY THOSE INVESTORS WHO CAN BEAR THE RISK OF LOSS OF THEIR ENTIRE INVESTMENT SHOULD CONSIDER AN INVESTMENT IN OUR SECURITIES.
THIS REPORT CONTAINS CERTAIN STATEMENTS RELATING TO FUTURE EVENTS OR THE FUTURE FINANCIAL PERFORMANCE OF OUR COMPANY. PROSPECTIVE INVESTORS ARE CAUTIONED THAT SUCH STATEMENTS ARE ONLY PREDICTIONS AND INVOLVE RISKS AND UNCERTAINTIES, AND THAT ACTUAL EVENTS OR RESULTS MAY DIFFER MATERIALLY. IN EVALUATING SUCH STATEMENTS, PROSPECTIVE INVESTORS SHOULD SPECIFICALLY CONSIDER THE VARIOUS FACTORS IDENTIFIED IN THIS REPORT, INCLUDING THE MATTERS SET FORTH BELOW, WHICH COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE INDICATED BY SUCH FORWARD-LOOKING STATEMENTS.
If any of the following or other risks materialize, the Company's business, financial condition, and results of operations could be materially adversely affected which, in turn, could adversely impact the value of our Common Stock. In such a case, investors in our Common Stock could lose all or part of their investment.
Prospective investors should consider carefully whether an investment in the Company is suitable for them in light of the information contained in this Report and the financial resources available to them. The risks described below do not purport to be all the risks to which the Company or the Company could be exposed. This section is a summary of certain risks and is not set out in any particular order of priority. They are the risks that we presently believe are material to the operations of the Company. Additional risks of which we are not presently aware or which we presently deem immaterial may also impair the Company's business, financial condition or results of operations.
Risks Related to Our Business
Since our auditor has issued a going concern opinion regarding our company, there is an increased risk associated with an investment in our company.
We have earned limited revenue since our inception, which makes it difficult to evaluate whether we will operate profitably. Operating expenses for the period from July 21, 2014 to December 31, 2014 was $264. As at February 28, 2015 we had cash in the amount of $4,638. Our future is dependent upon our ability to obtain financing or upon future profitable operations. We reserve the right to seek additional funds through private placements of our common stock and/or through debt financing. Our ability to raise additional financing is unknown. We do not have any formal commitments or arrangements for the advancement or loan of funds. For these reasons, our auditors stated in their report that they have substantial doubt we will be able to continue as a going concern. As a result, there is an increased risk that you could lose the entire amount of your investment in our company.

We have a limited operating history upon which investors can evaluate our future prospects. We may never attain profitability.
Historically, we have been a shell company with no operating history and no assets other than cash.  Upon consummation of the LFC Acquisition, we redirected our business focus towards the development and commercialization of building an integrated media and entertainment company, to be engaged in the development, production and promotion of television programming, pay-per-view programming and live events.  LFC was incorporated in 2014 and both the Company and LFC have limited operating histories upon which an evaluation of our business plan or performance and prospects can be made.

To date there has only been one LFC event prior to the founding of LFC, along with various YouTube® promotional videos. Our events are directly targeted to mature audiences with an interest in sophisticated contact sports such as MMA, Muay Thai and boxing, but that are also looking for entertainment, athleticism, comedy, parody, drama and satire. Our proposed operations are therefore subject to all of the risks inherent in light of the expenses, difficulties, complications and delays frequently encountered in connection with the formation of any new business, the development of live events, as well as those risks that are specific to our proposed business in particular.  The risks include, but are not limited to, the possibility that we will not be able to develop or properly promote our live events.   To successfully introduce and market our live events at a profit, we must establish brand name recognition and competition for fun and excitement for our live events.  There are no assurances that the Company can successfully address these challenges. We are also dependent on raising substantial additional capital to attain these goals. If it is unsuccessful, the Company and its business, financial condition and operating results will be materially and adversely affected.
Given the limited operating history, management has little basis on which to forecast future market acceptance of our LFC live events. It is difficult to accurately forecast future revenues because the business of the Company is new and its market has not been fully identified or developed.  If our events do not gain in popularity, the business, operating results and financial condition of the Company will be materially and adversely affected.  Moreover, the Company may be unable to adjust its spending in a timely manner to compensate for any unanticipated reduction in revenue.  As a result, any significant reduction in revenues would immediately and adversely affect the business, financial condition and operating results of the Company.
Our failure to manage growth, diversification and changes to our business could harm our business.
Our company currently has no revenue or material market following. The failure to successfully manage and monetize any growth, and to successfully diversify our business in the future could harm the success and longevity of our company.
We may not achieve or sustain profitability in the future.
We have not generated significant revenue since inception. We anticipate that our operating expenses will increase as we continue to invest to grow our business, pay athletes, broker live events,  acquire customers and develop our business platform and televised and home video programming.  These efforts may prove more expensive than we currently anticipate, and we may not succeed in generating sufficient revenues to offset these higher expenses.  If we are unable to do so, the Company and its business, financial condition and operating results could be materially and adversely affected.

We cannot predict our future capital needs and we may not be able to secure additional financing.
At the effective time of the LFC Acquisition, we consummated a closing of the PPO, raising gross proceeds of approximately $200,000 from five accredited investors.  We believe that we will have sufficient funds to meet our presently anticipated working capital requirements.  This belief is based on our operating plan, which in turn is based on assumptions, which may prove to be incorrect.  In addition, we will likely need to raise significant additional funds in order to implement our business plan, market and promote our events, retain talent, support our growth, develop new products and events, respond to competitive pressures, acquire or invest in complementary or competitive businesses or technologies, or take advantage of unanticipated opportunities. We will require financing in addition to the PPO in order to meet our plans for expansion.  We cannot be sure that this additional financing, if needed, will be available on acceptable terms or at all.  Furthermore, any debt financing, if available may involve restrictive covenants, which may limit our operating flexibility with respect to business matters.  If additional funds are raised through the issuance of equity securities, the percentage ownership of our existing shareholders will be reduced, our shareholders may experience additional dilution in net book value, and such equity securities may have rights, preferences, or privileges senior to those of our existing shareholders.  If adequate funds are not available on acceptable terms, or at all, we may be unable to develop or enhance our products and services, take advantage of future opportunities, repay debt obligations as they become due, or respond to competitive pressures, any of which would have a material adverse effect on our business, prospects, financial condition, and results of operations.
The failure to create popular live events and televised programming from time to time could adversely impact our business.

The creation, marketing and distribution of our live and televised entertainment, including our anticipated pay-per-view events, is the core of our business and is critical to our ability to developing a fan base and generate revenues. A failure to identify, acquire and maintain a target audience and following would materially adversely affect us. A failure to develop creative and entertaining video programming and live events would likely lead to a decline in the popularity of our brand of entertainment and would adversely affect our ability to generate revenues and could have a material adverse effect on our business, operating results and financial condition and the price of our Common Stock.

The loss of the creative services of Shaun Donnelly could adversely impact our business.

For the foreseeable future, we will heavily depend on the vision and services of Shaun Donnelly, who was LFC's primary founder and developer. In addition to serving as a key member of our management and production team, Shaun Donnelly leads our creative team that develops the story lines and the characters for our televised programming and our live events. The loss of Shaun Donnelly due to retirement, disability or death will have a material adverse effect on our business, operating results and financial condition and the price of our Common Stock. We do not carry key man life insurance on Shaun Donnelly.

The failure to develop television, digital home video and video-on-demand programming could adversely impact our business.

If and as our revenues are to be generated, directly and indirectly, from the distribution of televised programming, digital home video programming or video-on-demand programming of which any failure to develop any of these arrangements with the distributors for our programs could have a material adverse effect on our business, operating results and financial condition and the price of our Common Stock. To date we have created and designed only one DVD featuring LFC's original mature audience content, and have posted various YouTube® videos on our YouTube® channels.

Our insurance may not be adequate.

Our live event schedule will expose our performers and our employees who are involved in the production of those events to the risk of travel and performance-related accidents, the consequences of which may not be fully covered by insurance. Although we have general liability insurance and umbrella insurance policies, and although our performers are responsible for obtaining their own health, disability and life insurance, we cannot assure you that the consequences of any accident or injury will be fully covered by insurance. Our liability resulting from any accident or injury not covered by our insurance could have a material adverse effect on our business, operating results and financial condition and the price of our Common Stock.

We will face a variety of risks if we expand into new or complementary businesses in the future.

Our core operations have consisted of the initial development, promotion and distribution of our live and televised entertainment and our branded merchandise. Currently, there has only been one LFC live event. Our current strategic objectives include not only further developing and enhancing our existing business but also entering into new or complementary businesses, such as merchandising, the creation of new forms of entertainment and brands, the development of new television programming and the development of branded location-based entertainment businesses. The following risks associated with expanding into new or complementary businesses by acquisition, strategic alliance, investment, licensing or other arrangements could have a material adverse effect on our business, operating results and financial condition and the price of our Common Stock:

    .  potential diversion of management's attention and resources from our existing business and an inability to recruit or develop the necessary management resources to manage new businesses;

    .  unanticipated liabilities or contingencies from new or complementary businesses or ventures;

    .  reduced earnings due to increased goodwill amortization, increased interest costs and additional costs related to the integration of acquisitions;

    .  potential reallocations of resources due to the growing complexity of our business and strategy;

    .  competition from companies then engaged in the new or complementary businesses that we are entering;

    .  possible additional regulatory requirements and compliance costs;

    .  dilution of our stockholders' percentage ownership and/or an increase of our leverage when issuing equity or convertible debt securities or incurring debt; and

    .  potential unavailability on acceptable terms, or at all, of additional financing necessary for expansion.

If we fail to maintain effective internal controls over financial reporting, we may be subject to litigation and/or costly remediation and the price of our common stock may be adversely affected.
Failure to establish the required internal controls or procedures over financial reporting, or any failure of those controls or procedures once established, could adversely impact our public disclosures regarding our business, financial condition or results of operations.  Upon review of the required internal control over financial reporting and disclosure controls and procedures, our management and/or our auditors may identify material weaknesses and/or significant deficiencies that need to be addressed.  Any actual or perceived weaknesses or conditions that need to be addressed in our internal control over financial reporting, disclosure of management's assessment of its internal control over financial reporting or disclosure of our public accounting firm's attestation to or report on management's assessment of our internal control over financial reporting could adversely impact the price of our common stock and may lead to claims against us.
If we cannot maintain our corporate culture as we grow, we could lose the innovation, teamwork and focus that contribute crucially to our business.
We believe that a critical component of our success will be dependent on a corporate culture that fosters innovation, encourages teamwork, cultivates creativity and promotes focus on execution. We have invested substantial time, energy and resources in building a highly collaborative team that works together effectively in a non-hierarchical environment designed to promote openness, honesty, mutual respect and pursuit of common goals. As we grow, we may find it difficult to maintain these valuable aspects of our corporate culture. Any failure to preserve our culture could negatively impact our future success, including our ability to attract and retain employees, encourage innovation and teamwork and effectively focus on and pursue our corporate objectives.
Degradation in our stature and reputation in the market could harm our business.
Our LFC brand names are very important to us, and any degradation in our stature and reputation in the market may adversely affect our business.
Risks Related to Our Industry
The failure to retain or continue to recruit key performers could harm our business.

Our success depends, in large part, upon our ability to recruit, train and retain attractive athletic and entertaining performers who have the physical presence, acting ability and charisma to portray characters in our live events, televised programming and home video programming. Because our LFC events are based on MMA "cage" fighting matches, our LFC members and fighting participants must have some degree of professional MMA and Brazilian Jiu Jitsu training. We cannot assure you that we will be able to continue to identify, train, and retain such performers in the future. Additionally, we cannot assure you that we will be able to retain our current performers. Our financial results depend, in part, on the popularity of our key performers. Our failure to attract and retain performers, or a serious or untimely injury to, or the death of, any of our key performers, could have a material adverse effect on our business, operating results and financial condition and the price of our Common Stock.

We may be prohibited from promoting and conducting our live events if we do not comply with applicable regulations.

In various states in the United States and certain Canadian provinces, athletic commissions and other applicable regulatory agencies may require us to comply with their regulations in order for us to promote and conduct our live events. In the event we are required to comply with such regulation and subsequently fail to comply with such regulations of a particular jurisdiction, we may be prohibited from promoting and conducting our live events in that jurisdiction. The inability to present our live events over an extended period of time or in a number of jurisdictions could have a material adverse effect on our business, operating results and financial condition and the price of our Common Stock. We are not currently regulated by such regulatory agencies but easily could be if rules change or if the LFC business is perceived to be a combat sport.

A decline in general economic conditions or in the popularity of our brand of mature entertainment could adversely impact our business.

Because our operations are affected by general economic conditions and consumer tastes, our future success is unpredictable. The demand for entertainment and leisure activities tends to be highly sensitive to consumers' disposable incomes, and thus a decline in general economic conditions could, in turn, have a material adverse effect on our business, operating results and financial condition and the price of our Common Stock.

Public tastes are unpredictable and subject to change and may be affected by changes in the country's political and social climate. A change in public tastes could have a material adverse effect on our business, operating results and financial condition and the price of our Common Stock.

The entertainment market in which we operate is highly competitive, and we may not be able to compete effectively, especially against competitors with greater financial resources or marketplace presence.

In our entertainment market, we compete on a national basis primarily with the WWE, UFC and the Lingerie Football League, LLC ("LFL"). We compete with WWE, UFC and LFL in particular aspects of our business, including viewership, access to arenas, the sale and licensing of branded merchandise and distribution channels for our televised programs. We also directly compete to find, hire and retain talented performers. WWE, UFC and LFL have substantially greater financial resources than we do and are affiliated with television cable networks on which WWE's and UFC's programs are aired. Other sources of competition in our sports entertainment market are regional promoters of wrestling MMA events. Any significant loss of viewers, venues, distribution channels or performers could have a material adverse effect on our business, operating results and financial condition and the price of our Common Stock.

We compete with premium cable and satellite television networks and channels such as Starz, AMI, PlayboyTV, UKTV and YouToo for audience viewership. We also compete for entertainment and advertising dollars with other entertainment and leisure activities. We face competition from professional sporting events in most cities in which we intend to hold live events and distribute televised programming. We also compete for attendance, broadcast audiences and advertising revenue with a wide range of alternative entertainment and leisure activities. This competition could result in fewer entertainment and advertising dollars spent on our form of entertainment, which could have a material adverse effect on our business, operating results and financial condition and the price of our Common Stock.
Our business could be adversely impacted if we are unable to protect our intellectual property rights.

Our competitive advantage depends in substantial part on our ability to protect any trademarks, service marks, copyrighted material and characters, trade names and other intellectual property rights that we acquire in the course of our business.

Other parties may infringe on our intellectual property rights and may thereby dilute our brand in the marketplace. Any such infringement of our intellectual property rights would also likely result in our commitment of time and resources to protect these rights. Similarly, we may infringe on others' intellectual property rights. One or more adverse judgments with respect to these intellectual property rights could have a material adverse effect on our business, operating results and financial condition and the price of our Common Stock.

Conversely, competitors may also attempt to contest or challenge our ability to utilize one or more marks or slogans. We will be required to expend sum of our capital defending our rights and, may not be successful.

A decline in general economic conditions could adversely affect our business.
Our operations are affected by general economic conditions, which generally may affect consumers' disposable income.  The demand for entertainment and leisure activities tends to be highly sensitive to the level of consumers' disposable income.  A decline in general economic conditions could reduce the level of discretionary income that our fans and potential fans have to spend on our live and televised entertainment and consumer products, which could adversely affect our revenues.

Risks Related to Our Common Stock
We are a penny stock and former shell company. Investing in our securities is considered a high risk and illiquid investment.
An investment in an early stage company such as ours involves a degree of risk, including the possibility that your entire investment may be lost. There can be no assurance that our LFC business will be successful or profitable.
Because we are a penny stock company and former shell company, even if we do fulfill our business goals, our stock may remain illiquid and a trading market may never develop.
Investors will have little control over operations
Management has complete authority to make decisions regarding day-to-day operations, and may take actions with which investors disagree.  Except for limited voting rights, investors will have no control over management and must rely exclusively upon their decisions.
Insiders have substantial control over us, and they could delay or prevent a change in our corporate control even if our other stockholders wanted it to occur.
As of the filing of this Form 8-K our executives, Shaun Donnelly and Terry Butler, own 47.62% and 9.78%, respectively, of our issued and outstanding Common Stock.  These stockholders are able to exercise significant control over all matters requiring stockholder approval, including the election of directors and approval of significant corporate transactions.  This could delay or prevent an outside party from acquiring or merging with us even if our other stockholders wanted it to occur.
We cannot assure you that a market will develop for our common stock or what the market price of our common stock will be.
Prior to the LFC Acquisition, there was a limited trading market for our Common Stock.  There is no assurance that a more active market for our Common Stock will develop as a result of our operation of the LFC business even if we are successful.  If a market does not develop or is not sustained, it may be difficult for you to sell your shares of Common Stock at an attractive price or at all.  We cannot predict the prices at which our Common Stock will trade.  It is possible that, in future quarters, our operating results may be below the expectations of securities analysts or investors.  As a result of these and other factors, the price of our Common Stock may decline or may never become liquid.

In the event that we raise additional capital through the issuance of equity securities, or securities exercisable for or convertible into our equity securities, our stockholders could experience substantial dilution.
If we raise additional capital by issuing equity securities or convertible debt securities, our existing stockholders will likely incur immediate and substantial dilution.  Further, any shares so issued may have rights, preferences and privileges superior to the rights, preferences and privileges of our outstanding common stock.
Market Conditions may adversely affect our Common Stock.
Some of the factors that may materially affect the market price of our common stock are beyond our control, such as changes in financial estimates by industry and securities analysts, conditions or trends in the MMA and entertainment industries, announcements made by our competitors or sales of our Common Stock.  These factors may materially adversely affect the market price of our common stock, regardless of our performance.
We will also be effected by market regulation and trends which may make trading in securities such as our, difficult or undesirable. In addition, the public stock markets have experienced extreme price and trading volume volatility.  This volatility has significantly affected the market prices of securities of many companies for reasons frequently unrelated to the operating performance of the specific companies. These broad market fluctuations may adversely affect the market price of our common stock.
Our common stock is considered a "penny stock" and may be difficult to sell.
The SEC has adopted regulations which generally define a "penny stock" to be an equity security that has a market price of less than $5.00 per share or an exercise price of less than $5.00 per share, subject to specific exemptions.  The market price of our common stock is less than $5.00 per share and, therefore, is a "penny stock" according to SEC rules.  This designation requires any broker or dealer selling these securities to disclose certain information concerning the transaction, obtain a written agreement from the purchaser and determine that the purchaser is reasonably suitable to purchase the securities.  These rules may restrict the ability of brokers or dealers to sell our common stock and may affect the ability of investors to sell their shares.
Future sales of our common stock may depress our stock price.
Sales of a substantial number of shares of our Common Stock in the public market could cause a decrease in the market price of our Common Stock.  Immediately following the LFC Acquisition and PPO financing, we had 19,674,697 shares of Common Stock outstanding. Subject to the Restricted Holders under the Lock-Up Agreement, all outstanding shares of Common Stock are freely trading shares.  A substantial portion of our outstanding shares either are or will soon be eligible for resale to the public. We may also issue additional shares of stock and securities convertible into or exercisable for stock in connection with our business.  If a significant portion of these shares were sold in the public market, the market value of our common stock could be adversely affected.

Restrictions on the use of Rule 144 by Shell Companies or Former Shell Companies could affect your ability to resale our shares.
Historically, the SEC has taken the position that Rule 144 under the Securities Act, as amended, is not available for the resale of securities initially issued by companies that are, or previously were, blank check companies like us, to their promoters or affiliates despite technical compliance with the requirements of Rule 144.  The SEC has codified and expanded this position in its amendments and releases which prohibit the use of Rule 144 for resale of securities issued by shell companies (other than business transaction related shell companies) or issuers that have been at any time previously a shell company.  The SEC has provided an important exception to this prohibition, however, if the following conditions are met:
•	the issuer of the securities that was formerly a shell company has ceased to be a shell company;
•	the issuer of the securities is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act;
•	the issuer of the securities has filed all Exchange Act reports and material required to be filed, as applicable, during the preceding 12 months (or such shorter period that the issuer was required to file such reports and materials), other than Form 8-K reports; and
•	at least one year has elapsed from the time that the issuer filed current Form 10 type information with the SEC reflecting its status as an entity that is not a shell company.
As such, due to the fact that we were a shell company until the effective time of the LFC Acquisition, holders of "restricted securities" within the meaning of Rule 144 (e.g. the former LFC Shareholders and holders of Convertible Notes, and our recent PPO investors) will be subject to the conditions set forth herein. Therefore, sales under Rule 144 are prohibited for at least one year from the date this report is filed.
There is currently no public market for our Common Stock. Failure to develop or maintain a trading market could negatively affect the value of our Common Stock and make it difficult or impossible for you to sell your shares.
There is currently no public market for shares of our Common Stock and one may never develop.  We plan for our Common Stock to be quoted on the OTC Markets.  The OTC Markets is a thinly traded market and lacks the liquidity of certain other public markets with which some investors may have more experience.  We may not ever be able to satisfy the listing requirements for our Common Stock to be listed on a national securities exchange, which are often a more widely-traded and liquid market.  Some, but not all, of the factors which may delay or prevent the listing of our Common Stock on a more widely-traded and liquid market include the following:
•	our stockholders' equity may be insufficient;
•	the market value of our outstanding securities may be too low;
•	our net income from operations may be too low;
•	our Common Stock may not be sufficiently widely held;
•	we may not be able to secure market makers for our Common Stock; and
•	we may fail to meet the rules and requirements mandated by the several exchanges and markets to have our Common Stock listed.

Should we fail to satisfy the initial listing standards of the national exchanges, or our Common Stock is otherwise rejected for listing and remains listed on the OTC Markets or suspended from the OTC Markets, the trading price of our Common Stock could suffer and the trading market for our Common Stock may be less liquid and our Common Stock price may be subject to increased volatility.
Our stock may be traded infrequently and in low volumes, so you may be unable to sell your shares at or near the quoted bid prices if you need to sell your shares.
Until our Common Stock is listed on a national securities exchange such as the New York Stock Exchange or the Nasdaq Stock Market, we expect our Common Stock to remain eligible for quotation on the OTC Markets, or on another over-the-counter quotation system, or in the "pink sheets." In those venues, however, the shares of our Common Stock may trade infrequently and in low volumes, meaning that the number of persons interested in purchasing our common shares at or near bid prices at any given time may be relatively small or non-existent. An investor may find it difficult to obtain accurate quotations as to the market value of our Common Stock or to sell his or her shares at or near bid prices or at all. In addition, if we fail to meet the criteria set forth in SEC regulations, various requirements would be imposed by law on broker-dealers who sell our securities to persons other than established customers and accredited investors. Consequently, such regulations may deter broker-dealers from recommending or selling our Common Stock, which may further affect the liquidity of our Common Stock. This would also make it more difficult for us to raise capital.
Because the Company conducted the LFC Acquisition by means of a reverse merger, it may not be able to attract the attention of major brokerage firms.
There may be risks associated with LFC becoming public through a "reverse merger" with us. Securities analysts of major brokerage firms may not provide coverage of the Company since there is no incentive to brokerage firms to recommend the purchase of its Common Stock. No assurance can be given that brokerage firms will, in the future, want to conduct any secondary offerings on the Company's behalf.
If securities analysts do not initiate coverage or continue to cover our Common Stock or publish unfavorable research or reports about our business, this may have a negative impact on the market price of our Common Stock.
The trading market for our Common Stock will depend on the research and reports that securities analysts publish about our business and the Company.  It is often more difficult to obtain analyst coverage for companies whose securities are traded on the OTC Markets.  We do not have any control over securities analysts.  There is no guarantee that securities analysts will cover our Common Stock.  If securities analysts do not cover our Common Stock, the lack of research coverage may adversely affect its market price.  If we are covered by securities analysts, and our stock is the subject of an unfavorable report, our stock price and trading volume would likely decline.  If one or more of these analysts ceases to cover the Company or fails to publish regular reports on the Company, we could lose visibility in the financial markets, which could cause our stock price or trading volume to decline.
We are dependent on the members of the LFC Cast and development and operations personnel, and the loss of one or more of these employees or consultants could harm our business and prevent us from implementing our business plan in a timely manner.
Our success depends substantially upon the continued services of our at-will independent consultants, constituting members of the LFC Cast and development and operations personnel in charge of assisting in the development of our video and live event productions. From time to time, there may be changes in our LFC Cast and development and operational personnel. Such changes to our staffing of the LFC Cast and or development and operational personnel may be disruptive to our business. We are also substantially dependent on finding and maintaining development, promotional and operations personnel because of the complexity of our video and event productions. We do not have employment agreements with any of our LFC Cast and/or development or operations personnel and, therefore, they could terminate their relationship with us at any time.
We do not anticipate paying dividends on our Common Stock, and investors may lose the entire amount of their investment.
To date, cash dividends have not been declared or paid on our Common Stock, and we do not anticipate such a declaration or payment for the foreseeable future. We expect to use future earnings, if any, to fund business growth. Therefore, stockholders will not receive any funds absent a sale of their shares of Common Stock, subject to the limitation outlined herein. If we do not pay dividends, our Common Stock may be less valuable because a return on your investment will only occur if our stock price appreciates. We cannot assure stockholders of a positive return on their investment when they sell their shares, nor can we assure that stockholders will not lose the entire amount of their investment.
***
The risks above do not necessarily comprise all of those associated with an investment in the Company.
This Report contains forward looking statements that involve unknown risks, uncertainties and other factors that may cause the actual results, financial condition, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward looking statements. Factors that might cause such a difference include, but are not limited to, those set out above in the Risk Factors commencing on page 17 above, as well as elsewhere in this Report.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS
The following management's discussion and analysis should be read in conjunction with the historical financial statements and the related notes thereto contained in the exhibits to this Report. The management's discussion and analysis contains forward-looking statements, such as statements of our plans, objectives, expectations and intentions. Any statements that are not statements of historical fact are forward-looking statements. When used, the words "believe," "plan," "intend," "anticipate," "target," "estimate," "expect" and the like, and/or future tense or conditional constructions ("will," "may," "could," "should," etc.), or similar expressions, identify certain of these forward-looking statements. These forward-looking statements are subject to risks and uncertainties, including those under "Risk Factors" commencing on page 17 above, that could cause actual results or events to differ materially from those expressed or implied by the forward-looking statements. The Company's actual results and plans could differ materially from those anticipated in these forward-looking statements as a result of several factors, some of which cannot be anticipated or predicted. The Company does not undertake any obligation to update forward-looking statements to reflect events or circumstances occurring after the date of this Report.
As a result of the LFC Acquisition and the change in business and operations of the Company, a discussion of the past financial results of the Company is not pertinent, and under applicable accounting principles the historical financial results of LFC, the accounting acquirer, prior to the LFC Acquisition are considered the historical financial results of the Company.
Upon the LFC Acquisition, LFC was merged with and into the Company, pursuant to which all references to "LFC" shall mean and refer to LFC prior to the merger and to the Company as well as to the business of LFC (constituting our only business) after the merger as required by the context.
The following discussion highlights LFC's results of operations and the principal factors that have affected our financial condition as well as our liquidity and capital resources for the periods described, and provides information that management believes is relevant for an assessment and understanding of the statements of financial condition and results of operations presented herein. The following discussion and analysis are based on LFC's audited and unaudited financial statements supplied as exhibits to this Report, which we have prepared in accordance with United States generally accepted accounting principles. You should read the discussion and analysis together with such financial statements and the related notes thereto.
Basis of Presentation
The audited financial statements of LFC from the date of its inception to December 31, 2014, including a summary of our significant accounting policies and notes thereto, should be read in conjunction with the discussion below.  In the opinion of management, all material adjustments necessary to present fairly the results of operations for such periods have been included in these audited financial statements.  All such adjustments are of a normal recurring nature.
Overview
On March 6, 2015, we completed a 1-for-800 reverse stock split of our Common Stock whereby, each eight hundred (800) shares of our outstanding Common Stock was exchanged for one (1) share of new Common Stock. As a result, 339,757,357 shares of Common Stock outstanding immediately prior to the Reverse Stock Split became 424,697 shares of new Common Stock outstanding immediately thereafter. All references herein are to post Reverse Stock Split amounts.

On March 31, 2015, we consummated the LFC Acquisition, pursuant to the Exchange Agreement, with LFC, as a result of which all 11,500,000 shares of LFC Common Stock as well as the Convertible Notes convertible into an additional 5,250,000 shares of LFC Common Stock were exchanged for 16,750,000 shares of our Common Stock on a one-for-one basis.  As a result of the Exchange Agreement, LFC became our wholly owned subsidiary and the LFC Shareholders (including the converting holders of Convertible Notes) currently own approximately 85.14% of the 19,674,697 shares of our Common Stock outstanding.
On March 31, 2015, simultaneously with the closing of the LFC Acquisition, we closed the PPO of 2,500,000 PPO Shares with gross proceeds of $200,000. As a result of the PPO financing, the PPO holders now own approximately 13% of the aggregate of 19,674,697 shares of our Common Stock outstanding immediately after the LFC Acquisition and PPO financing referred to above.
Lingerie Fighting Championships, Inc., was founded as a Nevada corporation in July 2014. Activities since inception, through December 31, 2014, were devoted primarily to the development, production, promotion and distribution of original entertainment which we plan to make commercially available predominantly through live entertainment events, as well as through digital home video, broadcast television networks, video-on-demand and digital media channels. As a result, we have ceased to be a shell company.
As part of LFC Acquisition, Shaun Donnelly was elected to our Board as our sole director, and LFC's officers became our officers, except that upon the consummation of the LFC Acquisition, Terry Butler, our Chief Executive Offer, Chief Financial Officer and sole director before the LFC Acquisition, resigned as a Chief Executive Officer but remains our Chief Financial Officer and a director with Mr. Donnelly.
Name Change by Merger
Effective April 1, 2015, we changed the Company's legal corporate name to "Lingerie Fighting Championships, Inc." The name change was effected through a short-form merger pursuant to Section 92A.180 of the Nevada Revised Statutes. LFC, our wholly-owned subsidiary was merged with and into the Company, with the Company as the surviving entity of the merger. The merger had the effect of amending the Company's articles of incorporation to reflect the new legal name of the Company. A copy of the Articles of Merger effecting the name change, as filed with the Secretary of State of the State of Nevada, is attached hereto as Exhibit 2.3. The Articles of Merger became effective by their terms on April 1, 2015
Results of Operations
Fiscal period ended December 31, 2014
Revenues
During July 21, 2014 (inception) through December 31, 2014, the Company generated revenue of $3,113 and incurred $600 cost of sales.
Operating Expenses
During July 21, 2014 (inception) through December 31, 2014, the Company incurred operating expenses of $264, majority of which were general and administrative expenses.

Income Taxes
The Company is subject to taxation in the United States and certain state jurisdictions. Total income taxes provision for the period July 21, 2014 (inception) through December 31, 2014 was $765 based on effective tax rate of 34%. As at December 31, 2014, the Company did not have any deferred tax assets and liabilities.
Financial Condition, Liquidity and Capital Resources
Since our inception, we devoted substantially all of our efforts to the production and promotion of our live entertainment events, raising capital and building our LFC brand. We have not, as of the date of this Report, generated significant revenues from our planned principal operations.
Cash and Working Capital
Working Capital
December 31, 2015
Current Assets	$3,580
Current Liabilities	881
Working Capital	$2,699

Cash Flows
July 21, 2014
(Inception) through
December 31, 2014
Net cash provided by operating activities	$2,365
Net cash used in investing activities	-
Net cash provided by financing activities	1,215
Net increase in cash	$3,580

During July 21, 2014 (inception) through December 31, 2014, the Company generated $2,365 cash from operation and received $1,215 cash by the way of issuance of common stock. The Company neither generated funds, nor used funds, in investing activities during July 21, 2014 (inception) through December 31, 2014.
Going Concern
The accompanying financial statements have been prepared in conformity with generally accepted accounting principles, which contemplate continuation of the Company as a going concern. The Company has not completed its efforts to establish a stabilized source of revenues sufficient to cover operating costs over an extended period of time. These conditions raise substantial doubt as to our ability to continue as a going concern.

Management anticipates that the Company will be dependent, for the near future, on additional investment capital to fund operating expenses The Company intends to position itself so that it may be able to raise additional funds through the capital markets. In light of management's efforts, there are no assurances that the Company will be successful in this or any of its endeavors or become financially viable and continue as a going concern.
Sources of Liquidity
Since inception, we satisfied our operating cash requirements from private placements of our LFC Common Stock, Senior Secured Promissory Notes and Convertible Promissory note.

See Item 3.02, "Unregistered Sales of Equity Securities"; "Sales of Unregistered Securities of LFC", below.

See Item 2.01, "Completion of Acquisition or Disposition of Assets- Senior Notes", above.

See Item 2.01, "Completion of Acquisition or Disposition of Assets- Convertible Promissory Notes", above.

Off-Balance Sheet Arrangements
 The Company did not engage in any "off-balance sheet arrangements" (as that term is defined in Item 303(a)(4)(ii) of Regulation S-K) as of September 30, 2013.
Critical Accounting Policies, Estimates, and Judgments
Our financial statements are prepared in accordance with accounting principles that are generally accepted in the United States. The preparation of these financial statements requires us to make estimates and judgments that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. We continually evaluate our estimates and judgments, our commitments to strategic alliance partners and the timing of the achievement of collaboration milestones. We base our estimates and judgments on historical experience and other factors that we believe to be reasonable under the circumstances. Materially different results can occur as circumstances change and additional information becomes known. Besides the estimates identified above that are considered critical, we make many other accounting estimates in preparing our financial statements and related disclosures. All estimates, whether or not deemed critical, affect reported amounts of assets, liabilities, revenues and expenses, as well as disclosures of contingent assets and liabilities. These estimates and judgments are also based on historical experience and other factors that are believed to be reasonable under the circumstances. Materially different results can occur as circumstances change and additional information becomes known, even for estimates and judgments that are not deemed critical.
Quantitative and Qualitative Disclosures About Market Risk
Not applicable.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities.  In accordance with SEC rules, shares of our Common Stock which may be acquired upon exercise of stock options or warrants which are currently exercisable or which become exercisable within 60 days of the date of the applicable table below are deemed beneficially owned by the holders of such options and warrants and are deemed outstanding for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage of ownership of any other person. Subject to community property laws, where applicable, the persons or entities named in the tables below have sole voting and investment power with respect to all shares of our Common Stock indicated as beneficially owned by them.
Pre-LFC Acquisition
The following table sets forth certain information regarding the beneficial ownership of our Common Stock prior to the LFC Acquisition, by (i) each stockholder known by us to be the beneficial owner of more than 5% of our Common Stock (our only classes of voting securities), (ii) each of our directors and executive officers, and (iii) all of our directors and executive officers as a group.  Unless otherwise indicated, the persons named in the table below had sole voting and investment power with respect to the number of shares indicated as beneficially owned by them.
Unless otherwise indicated in the following table, the address for each person named in the table is c/o Lingerie Fighting Championships, Inc., 6955 N. Durango Dr., Suite 1115-129, Las Vegas, NV 89149, USA.
Title of Class: Common Stock
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class(1)

Jia Hang (1)	307,831	72.48%
(1)	Percentages are based upon 424,697 shares of our Common Stock issued and outstanding as of April 2, 2015, without giving effect to the LFC Acquisition or the PPO.
Post-LFC Acquisition
The following table sets forth information with respect to the beneficial ownership of our Common Stock as of March 31, 2015, based on 19,674,697 shares of issued and outstanding Common Stock immediately following the issuance of 16,750,000 shares of Common Stock in LFC Acquisition and 2,500,000 shares of Common Stock in the PPO financing, by (i) each stockholder known by us to be the beneficial owner of more than 5% of our Common Stock (our only classes of voting securities), (ii) each of our directors and executive officers, and (iii) all of our directors and executive officers as a group.  To the best of our knowledge, except as otherwise indicated, each of the persons named in the table has sole voting and investment power with respect to the shares of our Common Stock beneficially owned by such person, except to the extent such power may be shared with a spouse.  To our knowledge, none of the shares listed below are held under a voting trust or similar agreement, except as noted.  Other than the LFC Acquisition, to our knowledge, there is no arrangement, including any pledge by any person of securities of the Company or any of its parents, the operation of which may at a subsequent date result in a change in control of the Company.

Unless otherwise indicated in the following table, the address for each person named in the table is c/o Lingerie Fighting Championships, Inc., 6955 North Durango, Suite 1115-129, Las Vegas, NV 89149.
Title of Class: Common Stock
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class(1)
5% Stockholders

Danny Chan(1)	1,925,000	9.78%

Named Executive Officers and Directors

Shaun Donnelly Chief Executive Officer and Director	9,350,000	47.52%
Terry Butler (2) Chief Financial Officer, Treasurer and Director	1,925,000	9.78%

All directors and officers as a group (2 person)	11,275,000	57.3%

* Less than 1%
(1)	The shares of Common Stock indicated as beneficially owned by Danny Chan include an aggregate of 1,925,000 shares of Common Stock issued upon the conversion of a 5% Convertible Note on March 31, 2015 (see Item 2.01, "Completion of Acquisition or Disposition of Assets- The LFC Acquisition Convertible Promissory Notes", above) in the principal amount of $1,925.
(2)	The shares of Common Stock indicated as beneficially owned by Terry Butler include an aggregate of 1,925,000 shares of Common Stock issued upon the conversion of a 5% Convertible Note on March 31, 2015 (see Item 2.01, "Completion of Acquisition or Disposition of Assets- The LFC Acquisition Convertible Promissory Notes", above) in the principal amount of $1,925.

DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS
Directors and Executive Officers
After the LFC Acquisition we only have two (2) members of our Board. Below are the names of and certain information regarding the Company's current executive officers and directors who were appointed effective as of the closing of the LFC Acquisition:
Name	Age	Position	Date Named to Board of Directors/as Executive Officer
Shaun Donnelly	47	Chief Executive Officer, Director, President	March 31, 2015
Terry Butler	55	Chief Financial Officer, Director, Secretary, Treasurer	July, 2012
Directors are elected to serve until the next annual meeting of stockholders and until their successors are elected and qualified.  Directors are elected by a plurality of the votes cast at the annual meeting of stockholders and hold office until the expiration of the term for which he or she was elected and until a successor has been elected and qualified.
A majority of the authorized number of directors constitutes a quorum of the Board for the transaction of business. The directors must be present at the meeting to constitute a quorum. However, any action required or permitted to be taken by the Board may be taken without a meeting if all members of the Board individually or collectively consent in writing to the action.
Our Board currently consists of two (2) members.  On the Closing Date of the LFC Acquisition, Terry Butler, our sole director prior the LFC Acquisition, will continue to serve as a director and Shaun Donnelly will be appointed to the Board and serve as a director.
The principal occupation and business experience during the past five years for our executive officers and directors is as follows:
Shaun Donnelly, 47, Chief Executive Officer, Director, President.  Shaun Donnelly is an entertainment industry veteran who has created, produced and directed television series for such networks as Starz, AMI, ITV, Playboy TV, UKTV and YouToo. As the head of Canada's Mind Engine Entertainment, he has produced several feature films including the recently completed "Gone By Dawn". He is also the CEO of the Lingerie Fighting Championships, Inc.
Prior to getting into TV and film, Mr. Donnelly worked in the advertising industry where he founded Stormedia Communications, an Edmonton-based ad agency that specialized in oil and gas clients. It operated successfully for more than 10 years before his television duties became too much to do both. He also published the literary digest Writer's Block Magazine for 7 years and has worked as a writer and columnist for numerous magazines and newspapers.
Mr. Donnelly attended Grant MacEwan University where he earned diplomas in Advertising & Public Relations and Audio Visual Communications.

Terry Butler, 55, Chief Financial Officer, Secretary, Treasurer. For over five years, Mr. Butler has been a private investor. Since July 2012 and prior to the LFC Acquisition, Terry Butler served as the chief executive officer, chief financial officer and a director of the Company.
Other Key Personnel
We have no significant employees other than the officers and directors described above.
Family Relationships
There are no family relationships among our directors or executive officers.
Involvement in Certain Legal Proceedings
No executive officer or director of ours has been involved in the last ten years in any of the following:
•	Any bankruptcy petition filed by or against any business or property of such person, or of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;
•	Any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);
•	Being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities;
•	Being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;
•	Being the subject of or a party to any judicial or administrative order, judgment, decree or finding, not subsequently reversed, suspended or vacated relating to an alleged violation of any federal or state securities or commodities law or regulation, or any law or regulation respecting financial institutions or insurance companies, including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail, fraud, wire fraud or fraud in connection with any business entity; or
•	Being the subject of or a party to any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act, any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Compliance with Section 16(a) of the Exchange Act
Our Common Stock is not registered pursuant to Section 12 of the Exchange Act.  Accordingly, our officers, directors and principal shareholders are not subject to the beneficial ownership reporting requirements of Section 16(a) of the Exchange Act.
Board Committees
The Board currently does not have any committees. The Board intends to appoint such persons and form such committees as are required from time to time to meet the corporate governance requirements imposed by the national securities exchanges or otherwise deemed prudent as the Company grows.  Therefore, we intend that a majority of our directors will eventually be independent directors and at least one director will qualify as an "audit committee financial expert." Additionally, the Board is expected to appoint an audit committee, nominating committee and compensation committee, and to adopt charters relative to each such committee. Until further determination by the Board, the full Board will undertake the duties of the audit committee, compensation committee and nominating committee.
Code of Ethics
The Company currently has not adopted a written code of ethics. We intend to implement a comprehensive corporate governance program, including adopting a Code of Ethics.
Audit Committee
We have no separate audit committee at this time.  The entire Board oversees our audits and auditing procedures.
Director Independence
We are not currently subject to listing requirements of any national securities exchange or inter-dealer quotation system which has requirements that a majority of the Board be "independent" and, as a result, we are not at this time required to have our Board comprised of a majority of "Independent Directors."

EXECUTIVE COMPENSATION
Summary Compensation Table
The following table sets forth information concerning the total compensation paid or accrued by us during the fiscal year ended February 28, 2014 to (i) each individual that served as our chief executive officer and chief financial officer.
Name & Principal Position	Fiscal Year ended	Salary ($)	Bonus ($)	Stock Awards($)	Option Awards($)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Terry Butler President, Chief Executive Officer, Chief Financial (1)	2014	0	0	0	0	0	0	0	0
(1)	Effective upon the Closing Date of the LFC Acquisition on March 31, 2015, Mr. Butler resigned as our Chief Executive Officer but remained a director and Chief Financial Officer.
Executive Employment Contracts

We have no employment agreements with any of our officers, and have not issued any incentive or other stock options, profit sharing or similar benefits.

Equity Compensation Plan Information

Prior to the LFC Acquisition, the shareholders of the Company approved the 2010 long-term incentive plan pursuant to which key employees and directors of, consultants and independent contractors to the Company (including any subsidiaries, if applicable) who are responsible for or contribute to the management, growth and/or profitability of the business of the Company are eligible to be granted awards under the Plan (the "Plan"). The total number of shares of Common Stock reserved and available for distribution under the Plan 3,125 shares (2,500,000 shares pre 1:800 reverse stock split) of our Common Stock.  625 shares issuable under the Plan were previously issued in earlier periods and 2,500 shares are still available for issuance under this Plan.

The form of the 2010 Long-Term Incentive Plan was filed as exhibits to the Form S-8 filed with the SEC on August 23, 2010. All descriptions of the 2010 Long-Term Incentive Plan herein are qualified in their entirety by reference to the text thereof filed as exhibits hereto, which are incorporated herein by reference.
Director Compensation
Prior to the LFC Acquisition, our directors were not compensated for services on the Board. Following the LFC Acquisition, our directors will be entitled to receive compensation in amounts to be determined by the Board.
The table below summarizes all compensation awarded to, earned by, or paid to our sole director for all services rendered in all capacities to us for the fiscal year ended February 28, 2014.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Terry Butler (1)	0	0	0	0	0	0	0

(1)            Effective upon the Closing Date of the LFC Acquisition on March 31, 2015, Mr. Butler resigned as our Chief Executive Officer but remained a director and Chief Financial Officer.
We have no plans in place and have never maintained any plans that provide for the payment of retirement benefits or benefits that will be paid primarily following retirement including, but not limited to, tax qualified deferred benefit plans, supplemental executive retirement plans, tax-qualified deferred Exchange plans and nonqualified deferred Exchange plans. Similarly, except as otherwise set forth below, we have no contracts, agreements, plans or arrangements, whether written or unwritten, that provide for payments to the named executive officers or any other persons following, or in connection with the resignation, retirement or other termination of a named executive officer, or a change in control of us or a change in a named executive officer's responsibilities following a change in control.
Except as indicated below, we have no contracts, agreements, plans or arrangements, whether written or unwritten, that provide for payments to the named executive officers listed above.
Employment Agreement
The Company does not have any employment agreements with its management and all employees have been hired on an at-will basis.
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Related Party Transactions
SEC rules require us to disclose any transaction or currently proposed transaction in which the Company is a participant and in which any related person has or will have a direct or indirect material interest involving the lesser of $120,000.00 or one percent (1%) of the average of the Company's total assets as of the end of last two completed fiscal years.  A related person is any executive officer, director, nominee for director, or holder of 5% or more of the Company's Common Stock, or an immediate family member of any of those persons.
In addition to the LFC Acquisition, the PPO financing and the other transactions described elsewhere in this Report, there was no basis or similar transactions with related parties. Nonetheless, Terry Butler participated in the following private financings with the Company:
Senior Notes
•	On December 24, 2014, the Company issued a 10% Senior Note in the principal amount of $12,000 to Terry Butler in consideration for his investment of a $12,000 bridge financing to the Company. Upon the Closing Date of the LFC Acquisition, this Senior Note was repaid in full, with all interest discharged. For additional information, see Item 2.01, "Completion of Acquisition or Disposition of Assets- The LFC Acquisition- Senior Promissory Notes", above.

MARKET PRICE OF AND DIVIDENDS ON COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

Our Common Stock was approved for quotation on the Over-the-Counter Bulletin Board (the "OTCBB") in April 2009, provided however, there were no reported trades until September 2009. Our Common Stock is currently quoted on the Over-the-Counter Markets ("OTC") under the symbol "OILL" (OILL:OTCQB). On March 23, 2015, the Financial Industry Regulatory Authority ("FINRA") notified us that the reverse stock split would take effect in the over-the-counter market at the start of business on March 25, 2015 (the "Effective Date"). At the open of trading on the Effective Date, our trading symbol changed from "OILL" to "OILLD". The D will be removed twenty (20) business days from the Effective Date, at which time we anticipate that our new trading symbol will be announced by FINRA  However, there has been no established public trading market for shares of our Common Stock and no assurance can be given that any market for our Common Stock will develop or be maintained.

OTCQB securities are not listed and traded on the floor of an organized national or regional stock exchange.  Instead, OTCQB securities transactions are conducted through a telephone and computer network connecting dealers.  OTCBB issuers are traditionally smaller companies that do not meet the financial and other listing requirements of a regional or national stock exchange.

Holders
As of the date of this Report, we have 19,674,697 shares of Common Stock outstanding held by 292 stockholders of record.  As a result of the share issuances during the LFC Acquisition and PPO financing, an additional 16,750,000 shares and 2,500,000 shares were issued to an aggregate of nine (9) purchasers. No shares of our preferred stock are issued and outstanding.
Dividend Policy
We have never paid any cash dividends on our capital stock and do not anticipate paying any cash dividends on our Common Stock in the foreseeable future.  We intend to retain future earnings to fund ongoing operations and future capital requirements. Any future determination to pay cash dividends will be at the discretion of our Board and will be dependent upon financial condition, results of operations, capital requirements and such other factors as the Board deems relevant.
Securities Authorized for Issuance under Equity Compensation Plans
In 2010 the company adopted a 2010 Long Term Incentive Plan pursuant to which 3,125 shares were issuable, of which 625 were issued.  2,500 securities remain issuable under this Plan.

DESCRIPTION OF SECURITIES
Reverse Stock Split
On February 23, 2015, our Board authorized a one-for-eight hundred (1:800) Reverse Stock Split of our Common Stock whereby, each eight hundred (800) shares of our outstanding Common Stock was exchanged for one (1) share of new Common Stock.  As a result, 339,757,357 shares of Common Stock outstanding immediately prior to the Reverse Stock Split became 424,697 shares of new Common Stock outstanding immediately thereafter. Share and per share numbers in this report relating to our Common Stock have all been adjusted to give effect to this Reverse Stock Split, unless otherwise stated.
Authorized Capital Stock
We currently have authorized 410,000,000 shares of capital stock, consisting of (i) 400,000,000 shares of Common Stock, and (ii) 10,000,000 shares of "blank check" Preferred Stock. Prior to the LFC Acquisition and PPO financing, we had 424,697 shares of Common Stock outstanding with 19,674,697 shares of Common Stock outstanding thereafter.
Common Stock
The holders of shares of Common Stock are entitled to receive dividends out of assets or funds legally available for the payment of dividends of such times and in such amounts as the Board from time to time may determine. Holders of Common Stock are entitled to one vote for each share held on all matters submitted to a vote of stockholders The Common Stock is not entitled to pre-emptive rights and is not subject to conversion or redemption. Upon liquidation, dissolution or winding up of the Company, the assets legally available for distribution to stockholders are distributable ratably among the holders of the Common Stock after payment of liquidation preferences, if any, on any outstanding preferred stock and payment of other claims of creditors.
Preferred Stock
Shares of Preferred Stock may be issued from time to time in one or more series, each of which will have such distinctive designation or title as shall be determined by our Board prior to the issuance of any shares thereof.  Preferred Stock will have such voting powers, full or limited, or no voting powers, and such preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated in such resolution or resolutions providing for the issue of such class or series of Preferred Stock as may be adopted from time to time by the Board prior to the issuance of any shares thereof.  The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all the then outstanding shares of our capital stock entitled to vote generally in the election of the directors, voting together as a single class, without a separate vote of the holders of the Preferred Stock, or any series thereof, unless a vote of any such holders is required pursuant to any preferred stock designation.
While we do not currently have any plans for the issuance of Preferred Stock, the issuance of such preferred stock could adversely affect the rights of the holders of Common Stock and, therefore, reduce the value of the Common Stock. It is not possible to state the actual effect of the issuance of any shares of Preferred Stock on the rights of holders of the Common Stock until the Board determines the specific rights of the holders of the preferred stock; however, these effects may include:
•	Restricting dividends on the Common Stock;
•	Diluting the voting power of the Common Stock;

•	Impairing the liquidation rights of the Common Stock; or
•	Delaying or preventing a change in control of the Company without further action by the stockholders.
Other than in connection with shares of preferred stock (as explained above), which preferred stock is not currently designated nor contemplated by us, we do not believe that any provision of our charter or Bylaws would delay, defer or prevent a change in control.
Convertible Securities
We do not currently have any options, warrants, convertible debt, rights or other convertible securities or derivative securities outstanding.
Registration Rights
The Company does not have any registration rights outstanding.
Transfer Agent
The transfer agent for our Common Stock is Island Stock Transfer, LLC, 15500 Roosevelt Boulevard, Clearwater, FL 33760, and its telephone number is (727) 289-0010.
LEGAL PROCEEDINGS
From time to time, we may become involved in various lawsuits and legal proceedings or intellectual property infringement claims which arise in the ordinary course of business. However, litigation is subject to inherent uncertainties, and an adverse result in these or other matters may arise from time to time that may harm business.
We are currently not aware of any pending legal proceedings to which we are a party or of which any of our property is the subject, nor are we aware of any such proceedings that are contemplated by any governmental authority.
INDEMNIFICATION OF DIRECTORS AND OFFICERS
The Nevada Revised Statutes ("NRS") allows us to indemnify our officers and directors from certain liabilities.
Our Amended and Restated Articles of Incorporation ("Amended Articles") states that:
•	Each person who was or is made a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter, a "proceeding"), by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership joint venture, trust or other enterprise, including service with respect to employer benefit plans, whether the basis of such proceeding is an alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the Chapter 78 of the Nevada Revised Statutes, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by such person in connection therewith an such indemnification shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that, the Corporation shall indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation. The right to indemnification conferred in this Article SIXTH shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition, provided, however, that, if Chapter 78 of the Nevada Revised Statues requires the payment of such expenses incurred by a director or officer in his or her capacity as direct or officer 9 (and not in any other capacity in which service was or is rendered by such person while a director or officer, including, without limitation, service to an employee benefit plan) in advance of the final disposition of a proceeding, shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified under this Article SIXTH or otherwise. The Corporation may, by action of its Board of Directors, provide indemnification to employees and agents of the Corporation with the same scope and effect as the foregoing indemnification of directors and officers.

Item 3.02                          Unregistered Sales of Equity Securities
Shares Issued in Connection with the LFC Acquisition.
On March 31, 2015, pursuant to the terms of the Exchange Agreement, we issued (i) 11,500,000 shares of outstanding LFC Common Stock in exchange for all 11,500,000 shares of LFC Common Stock issued and outstanding and (ii) 5,250,000 shares of our Common Stock in consideration for the conversion of four Convertible Notes. This transaction was exempt from registration under Section 4(a)(2) of the Securities Act as not involving any public offering.  None of the securities were sold through an underwriter and, accordingly, there were no underwriting discounts or commissions involved.
The disclosure set forth in Item 2.01 "Completion of Acquisition or Disposition of Assets" is incorporated into this item by reference.
The PPO
Concurrently with the closing of the LFC Acquisition on March 31, 2015, we consummated the closing of the PPO pursuant to the terms and conditions of a Securities Purchase Agreement and Escrow Agreement, as between the Company and the five (5) subscribers to the PPO for the sale of 2,500,000 PPO Shares at an offering price of $0.08 per share providing gross proceeds of approximately $200,000 to certain accredited investors and non-U.S.
The issuance of shares of our Common Stock in connection with the PPO was not registered under the Securities Act, in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act, which exempts transactions by an issuer not involving any public offering, and Regulation D promulgated by the SEC under that section.  These securities may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirement, and are subject to further contractual restrictions on transfer as described below.
The forms of the Securities Purchase Agreement are filed as exhibits to this Report. All descriptions of the Securities Purchase Agreement herein are qualified in their entirety by reference to the text thereof filed as exhibits hereto, which are incorporated herein by reference.

Additional information concerning the PPO and the terms of our Common Stock, PPO Shares is presented above under "Description of Securities."
Item 5.01                          Changes in Control of Registrant.
As a result of the initial closing of the LFC Acquisition and PPO financing, we experienced a change in control, with the former holders of LFC Common Stock (collectively, the "LFC Group") effectively acquiring control of us, as represented by the LFC Group's record and beneficial ownership of approximately 85.13% of our outstanding Common Stock.  The disclosure set forth in Item 2.01 "The LFC Acquisition" to this Current Report is incorporated into this item by reference.
Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.
As a result of the LFC Acquisition, Terry Butler resigned as CEO but remained a director and chief financial officer and was appointed secretary, and Shaun Donnelly was appointed as director, chief executive officer and president of the Company. The disclosures set forth in Item 2.01 "Departure and Appointment of Directors and Officers" and "Directors, Executive Officers, Promoters and Control Persons" above is incorporated into this item by reference.
Item 5.03.                          Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Change in Fiscal Year End

Pursuant to a Board resolution dated March 31, 2015, in connection with the LFC Acquisition, we changed our fiscal year end from February 28 to December 31 to match that of LFC.

Accordingly, the Company's next Annual Report on Form 10-K will be for the fiscal year ending December 31, 2015. With this fiscal year end change, the Company will report one-time, transitional financial information for the period from March 1, 2015 through December 31, 2015 in February 2016 on Form 10-Q, followed by financial results of the first quarter of 2016 in May.

Amendment to Articles of Incorporation-Name Change

Effective as of April 1, 2015, we entered into a Plan and Agreement of Merger with LFC and filed Articles of Merger with the Nevada Secretary of State pursuant to which we effectuated a short form merger with our new wholly owned subsidiary LFC.  The merger resulted the merger of LFC with and into us, as the parent surviving corporation in Nevada and the amendment of our Articles of Incorporation so as to change our name to "Lingerie Fighting Championships, Inc." which was the name of LFC.  No other changes or amendments were made to our articles of incorporation.  The company has filed the name change request with FINRA and DTC and has requested a new symbol which it has not received yet.

A copy of the Plan And Agreement of Merger and the Articles of Merger as filed in Nevada, are filed herewith as Exhibits 2.2 and 2.3, respectively.  Reference is also made to the disclosure set forth in Items 1.02, 2.01 and 2.02 which provides additional information and details relating to the name change and merger, the provisions of which are incorporated by reference herein.

Item 5.06                          Change in Shell Company Status.
Prior to the LFC Acquisition, we were a "shell company" (as such term is defined in Rule 12b-2 under the Exchange Act).  As a result of the LFC Acquisition, we have ceased to be a shell company.  The information contained in this Current Report, together with the information contained in our Annual Report on Form 10-K for the fiscal year ended February 28, 2014, and our prior Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, as filed with the SEC, constitute the current "Form 10 information" necessary to satisfy the conditions contained in Rule 144(i)(2) under the Securities Act.
Item 8.01.                          Other Events.

Senior Notes.
On December 24, 2014, we issued three separate and identical 10% senior promissory notes, each issued for the principal amount of $12,000, totaling gross proceeds of $36,000.00 (each, a "Senior Note") to certain accredited investors and non-U.S. Persons, including Terry Butler.
Upon the closing of the PPO financing, $36,000 of the $200,000 gross proceeds raised pursuant to the sale of PPO Shares were used to repay and discharge our obligations under the Senior Notes.
For additional information, see Item 2.01, "Completion of Acquisition or Disposition of Assets- Senior Promissory Notes", above.
The Form of Senior Note is filed as Exhibit 4.1  hereto and incorporated herein by reference.

Item 9.01                          Financial Statements and Exhibits.

Report of Independent Registered Public Accounting Firm

To the Board of Directors
Lingerie Fighting Championships, Inc
Las Vegas, Nevada

We have audited the accompanying balance sheet of Lingerie Fighting Championships, Inc. (the "Company") as of December 31, 2014 and the related statements of operations, shareholders' equity and cash flows for the period from July 21, 2014  (inception) through December 31, 2014. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, based on our audit, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2014, and the results of its operations and its cash flows for the period from July 21, 2014 (inception) through December 31, 2014, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 3 to the financial statements, the Company has incurred recurring losses, which raises substantial doubt about its ability to continue as a going concern. Management's plans in regard to this matter are also described in Note 3. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

MaloneBailey, LLP
www.malone-bailey.com
Houston, Texas

April 6, 2015

LINGERIE FIGHTING CHAMPIONSHIPS, INC.
BALANCE SHEET

December 31,
2014
ASSETS
Current assets
Cash	$3,580

Total current assets	$3,580

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Accounts payable and accrued expense	$881
Total current liabilities	881

Stockholders' equity
Preferred stock, par value $0.0001 1,000,000 shares authorized at December 31, 2014, and none shares issued and outstanding	-
Common stock, par value $0.0001 per share, 100,000,000 shares authorized at December 31, 2014, and 11,500,000 shares issued and outstanding	1,150
Additional paid in capital	65
Retained earnings	1,484
Total stockholders' equity	2,699
Total liabilities and stockholders' equity	$3,580

See summary of accounting policies and notes to financial statements.

LINGERIE FIGHTING CHAMPIONSHIPS, INC.
STATEMENT OF OPERATIONS

July 21, 2014
(Inception )
through
December 31,
2014

Sales	$3,113
Cost of sales	600
Gross profit	2,513

Operating expenses
General and administrative expenses	264
Income from operations	2,249

Provision for income taxes	765

Net Income	$1,484

Basic and diluted net income per share	$0.00
Basic and diluted Weighted average number of common shares outstanding	9,825,949

See summary of accounting policies and notes to financial statements.

LINGERIE FIGHTING CHAMPIONSHIPS, INC.
STATEMENT OF STOCKHOLDERS' EQUITY
FOR THE PERIOD FROM JULY 21, 2014 (INCEPTION) THROUGH DECEMBER 31, 2014

			Additional		Total
	Common Stock		Paid-in	Retained	Stockholders'
	Number of Shares	Amount	Capital	Earning	Equity
Balance - July 21, 2014 (inception)	-	$-	$-	$-	$-
Common shares issued for cash	11,500,000	1,150	65	-	1,215
Net income	-	-	-	1,484	1,484
Balance - December 31, 2014	11,500,000	$1,150	$65	$1,484	$2,699

See summary of accounting policies and notes to financial statements.

LINGERIE FIGHTING CHAMPIONSHIPS, INC.
STATEMENT OF CASH FLOWS

July 21, 2014
(Inception )
through
December 31,
2014

Cash Flows from operating activities:
Net income	$1,484
Adjustments to reconcile net income to net cash provided by operating activities :
Changes in operating assets and liabilties:
Accounts payable and accrued expense	881

Net cash provide by operating activities	2,365

Cash flows from financing activities:

Proceeds from issuance of common stock	1,215

Net cash provided by financing activities	1,215

Net increase in cash	$3,580
Cash, beginning of the period	-
Cash, end of the period	$3,580

See summary of accounting policies and notes to financial statements.

LINGERIE FIGHTING CHAMPIONSHIPS, INC.
NOTES TO THE FINANCIAL STATEMENTS
December 31, 2014

NOTE 1 – ORGANIZATION AND NATURE OF BUSINESS

Lingerie Fighting Championships, Inc. was incorporated under the laws of the State of Nevada on July 21, 2014.  It is based in Las Vegas, Nevada, USA, and the Company's fiscal year end is December 31.

We are a media company focused on the development, production, promotion and distribution of original entertainment for mature audiences which we plan to make commercially available predominantly through live entertainment events, as well as through digital home video, broadcast television networks, video-on-demand and digital media channels.

NOTE 2 – SUMMARY OF SIGNIFCANT ACCOUNTING POLICIES

Basis of Presentation
The financial statements of the Company have been prepared in accordance with generally accepted accounting principles in the United States of America and are presented in US dollars.

Accounting Basis
The Company uses the accrual basis of accounting and has adopted a December 31 fiscal year end.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date the financial statements and the reported amount of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Cash and Cash Equivalents
The Company considers all highly liquid investments with the original maturities of three months or less to be cash equivalents. The Company had $3,580 in cash as at December 31, 2014.

Revenue Recognition
The Company recognizes revenue when products are fully delivered or services have been provided and collection is reasonably assured.

Income Taxes
Income taxes are computed using the asset and liability method.  Under the asset and liability method, deferred income tax assets and liabilities are determined based on the differences between the financial reporting and tax bases of assets and liabilities and are measured using the currently enacted tax rates and laws.  A valuation allowance is provided for the amount of deferred tax assets that, based on available evidence, are not expected to be realized.

Basic Income (Loss) Per Share
Basic income (loss) per share is calculated by dividing the Company's net loss applicable to common shareholders by the weighted average number of common shares during the period. Diluted earnings per share is calculated by dividing the Company's net income available to common shareholders by the diluted weighted average number of shares outstanding during the year. The diluted weighted average number of shares outstanding is the basic weighted number of shares adjusted for any potentially dilutive debt or equity. There are no such common stock equivalents outstanding as at December 31, 2014.

Recent Accounting Pronouncements
In June 2014, the FASB issued ASU 2014-10, Development Stage Entities (Topic 915): Elimination of Certain Financial Reporting Requirements. ASU 2014-10 eliminates the distinction of a development stage entity and certain related disclosure requirements, including the elimination of inception-to-date information on the statements of operations, cash flows and stockholders' equity. The amendments in ASU 2014-10 will be effective prospectively for annual reporting periods beginning after December 15, 2014, and interim periods within those annual periods, however early adoption is permitted. The Company evaluated and adopted ASU 2014-10 for the reporting period ended December 31, 2014.

The Company's management has considered all recent accounting pronouncements. Management believes that these recent pronouncements except ASU 2014-10 will not have a material effect on the Company's financial statements.

NOTE 3 – GOING CONCERN

The accompanying financial statements have been prepared in conformity with generally accepted accounting principles, which contemplate continuation of the Company as a going concern. The Company has not completed its efforts to establish a stabilized source of revenues sufficient to cover operating costs over an extended period of time. These conditions raise substantial doubt as to our ability to continue as a going concern.

Management anticipates that the Company will be dependent, for the near future, on additional investment capital to fund operating expenses The Company intends to position itself so that it may be able to raise additional funds through the capital markets. In light of management's efforts, there are no assurances that the Company will be successful in this or any of its endeavors or become financially viable and continue as a going concern.

NOTE 4 – EQUITY

Preferred Stock

The Company has 1,000,000 $0.0001 par value shares of preferred stock authorized.

There were no preferred shares issued and outstanding as at December 31, 2014.

Common Stock

The Company has 100,000,000, $0.0001 par value shares of common stock authorized.

On August 19, 2014, the Company issued 9,350,000 shares of common stock to its sole director and officer for cash proceeds of $1,000 at $0.000107 per share.

On August 19, 2014, the Company issued 2,150,000 shares of common stock for cash proceeds of $215 at $0.0001 per share.

NOTE 5 – INCOME TAXES

The Company is subject to taxation in the United States and certain state jurisdictions.

Provision for income taxes and effective tax rates are as follows:

2014
Effective tax rate	34%
Provision for income taxes	$765

As at December 31, 2014, the Company accrued $765 tax payable and the Company did not have any deferred tax assets and liabilities.

The Company is subject to audits by U.S. Internal Revenue Service ("IRS") , state, local and foreign tax authorities. Management believes that adequate provisions have been made for any adjustments that may result from tax examinations. However, the outcome of tax audits cannot be predicted with certainty. If any issues addressed in the Company's tax audits are resolved in a manner not consistent with management's expectations, the Company could be required to adjust its provision for income taxes in the period such resolution occurs.

NOTE 6 – SUBSEQUENT EVENTS

Effective February 2, 2015, the company entered into a secured promissory note in an aggregate principal amount of $1,925 pursuant to the terms of a subscription. The Note bears interest at an annual rate of 5%, which is to be paid with principal in full on the maturity date of September 30, 2015. This note may be repaid early upon 30 business days advance notice to the Borrower.  The principal amount of the Note together with interest may be converted into shares of our common stock, at the option of the holder, at a conversion price of $0.001 per share.

Effective February 2, 2015, the company entered into a secured promissory note in an aggregate principal amount of $1,925 pursuant to the terms of a subscription. The Note bears interest at an annual rate of 5%, which is to be paid with principal in full on the maturity date of September 30, 2015. This note may be repaid early upon 30 business days advance notice to the Borrower.  The principal amount of the Note together with interest may be converted into shares of our common stock, at the option of the holder, at a conversion price of $0.001 per share.

Effective February 2, 2015, the company entered into a secured promissory note in an aggregate principal amount of $700 pursuant to the terms of a subscription. The Note bears interest at an annual rate of 5%, which is to be paid with principal in full on the maturity date of September 30, 2015. This note may be repaid early upon 30 business days advance notice to the Borrower.  The principal amount of the Note together with interest may be converted into shares of our common stock, at the option of the holder, at a conversion price of $0.001 per share.

Effective February 2, 2015, the company entered into a secured promissory note in an aggregate principal amount of $700 pursuant to the terms of a subscription. The Note bears interest at an annual rate of 5%, which is to be paid with principal in full on the maturity date of September 30, 2015. This note may be repaid early upon 30 business days advance notice to the Borrower.  The principal amount of the Note together with interest may be converted into shares of our common stock, at the option of the holder, at a conversion price of $0.001 per share.

On March 31, 2015, the Company completed a reverse merger of Cala Energy Corporation, Inc. Along with the acquisition, the Company issued 5,250,000 shares of Common Stock for conversion of the above LFC Convertible Notes in accordance with the LFC Acquisition terms. All 11,500,000 shares of common stock, par value $0.0001 per share, of the Company, along with the additional 5,250,000 shares issuable upon conversion of the Company's 5% Convertible Notes, were exchanged and converted for 16,750,000 shares of Common Stock of Cala Energy Corporation, Inc., approximately 85.14% of Cala's outstanding Common Stock;

(d)  Exhibits
In reviewing the agreements included or incorporated by reference as exhibits to this Report, please remember that they are included to provide you with information regarding their terms and are not intended to provide any other factual or disclosure information about the Company or the other parties to the agreements. The agreements may contain representations and warranties by each of the parties to the applicable agreement. These representations and warranties have been made solely for the benefit of the parties to the applicable agreement and:
•	should not in all instances be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate;
•	have been qualified by disclosures that were made to the other party in connection with the negotiation of the applicable agreement, which disclosures are not necessarily reflected in the agreement;
•	may apply standards of materiality in a way that is different from what may be viewed as material to you or other investors; and
•	were made only as of the date of the applicable agreement or such other date or dates as may be specified in the agreement and are subject to more recent developments.
Accordingly, these representations and warranties may not describe the actual state of affairs as of the date they were made or at any other time. Additional information about the Company may be found elsewhere in this Report and the Company's other public filings, which are available without charge through the SEC's website at http://www.sec.gov.
Exhibit No.	Description	Exhibit Location
2.1	Share Exchange Agreement dated March 31, 2015, by and among Cala Energy Corp., Lingerie Fighting Championships, Inc., and the Shareholders of Lingerie Fighting Championships, Inc.	Filed herewith.

2.2	Agreement and Plan of Merger dated April 1, 2015, by and among the Company and Lingerie Fighting Championships, Inc.	Filed herewith.

2.3	Articles of Merger effective as of April 1, 2015 with the Nevada Secretary of State.	Filed herewith.

3.1	Certificate of Change of the Company pursuant to Nevada Revised Statutes Section 78.209, as filed with the Secretary of State of the State of Nevada on March 20, 2015.	Filed herewith.

3.2	Amended and Restated Articles of Incorporation of the Company.	Form 10-K Filed with the Securities and Exchange Commission on May 5, 2014 and incorporated herein by this reference.

3.3	Amended Articles of Incorporation of the Company.	Form 10-K filed with the Securities and Exchange Commission on June 13, 2013 and incorporated herein by this reference.

3.4	Amended Articles of Incorporation of the Company.	Form 8-K filed with the Securities and Exchange Commission on March 31, 2010 and incorporated herein by this reference.

3.5	Amended and Restated Articles of Incorporation of Company	Form 8-K filed with the Securities and Exchange Commission on April 24, 2009 incorporated herein by this reference.

3.6	Articles of Organization of the Company.	Form 8-K filed with the Securities and Exchange Commission on April 24, 2009 and incorporated herein by this reference.

3.8	Bylaws of the Company	Form SB-2 filed with the Securities and Exchange Commission on December 12, 2007 and incorporated herein by this reference.

4.1	Form of 5% Convertible Promissory Note issued by the Lingerie Fighting Championships, Inc., in connection with the sale of convertible promissory notes.*	Filed herewith.

4.2	Form of 10% Senior Promissory Note issued by the Company, in connection with the sale of senior promissory notes.*	Filed herewith.

10.1	Form of Founders Agreement, dated July 31, 2014, by and among Lingerie Fighting Championships, Inc., and Mohammed Ismail.	Filed herewith.

10.2	Form of Founders Agreement, dated July 28, 2014, by and among Lingerie Fighting Championships, Inc., Michelle C. Blanchard and Stephen J. Ureczky.	Filed herewith.

10.3	Form of Securities Purchase Agreement, by and among the Company and investors in the PPO financing.	Filed herewith.

10.4	Form of Escrow Agreement, by and among the Company, CKR Law, LLP and investors in the PPO financing.	Filed herewith.

10.5	2010 Long-Term Incentive Plan of the Company.*	Form S-8, File No. 333-169007, filed with the Securities and Exchange Commission on August 23, 2010 and incorporated herein by this reference.

21.1	List of Subsidiaries.	Form 10-K filed with the Securities and Exchange Commission on May 29, 2014 and incorporated herein by this reference.

99.1	Unaudited Pro Forma Combined Financial Statements.	Filed herewith.
______________ * Management contract or compensatory plan or arrangement.

LINGERIE FIGHTING CHAMPIONSHIPS, INC.

Dated: April 6, 2015	By:	/s/ Shaun Donnelly
Name: Shaun Donnelly
Title: Chief Executive Officer, President and Director